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                               STANDARD FORM LEASE

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         This Lease dated October 25, 1996 (this "Lease") is entered into by and between Scripps Jack, Ltd., a California limited partnership ("Landlord") and Agouron Pharmaceuticals, Inc., a California corporation ("Tenant").


                                   ARTICLE I.

                             BASIC LEASE PROVISIONS

         Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease:

1.         Address of Landlord: Birtcher Property Services
                                27611 La Paz Road, Laguna Niguel, CA 92677 with a copy to Scripps Jack, Ltd., P.O.
                                Box 614, Bloomington,  Illinois,  61702,
                                Attn: Real Estate Services

2.        Premises Address:    4245 Sorrento Valley Boulevard
                               San Diego, Ca  92121

3.        Address of Tenant:

                  (a) Notices: 4245 Sorrento Valley Boulevard San Diego, California, 92121

                  (b)      Billing: Agouron Pharmaceuticals, Inc.
                           10350 North Torrey Pines Road
                           La Jolla, California, 92037-1020

4.        Tenant's Trade Name:  Agouron Pharmaceuticals, Inc.

5.        Tenant's Contact:  Glenn Zinser    Telephone:  (619) 622-3005

6. Premises Square Footage: Both the Premises and the Building consist of approximately 22,843 square feet of gross building area ("Square Feet of Gross Building Area"). The exact number of Square Feet of Gross Building Area in the Premises and the Building shall be determined as set forth in Section 2.1 below.

7.        Commencement Date:  See Section 3.2

8.        Term:    From the Commencement Date through December 31,2001

9. Initial Monthly Rent: The initial Monthly Rent payable by Tenant to Landlord shall be One and 45/100 Dollars ($1.45) per square foot per month of Square Feet of Gross Building Area within the Premises, subject to adjustment pursuant to Exhibit E attached hereto. Accordingly, the approximate amount of the initial Monthly
          Rent shall be Thirty Three-Thousand One Hundred Twenty Two and 35/100 Dollars ($33,122.35). In the event the Square Feet of Gross Building Area in the Premises as determined in accordance with Section 2.1 differs from the approximate amount of Square Feet of Gross Building Area set forth in Item 6 of the Basic Lease Provisions, Landlord and Tenant agree to promptly execute an amendment to this Lease which revises the amounts of Minimum Rent provided herein and in Exhibit E.

          Additionally, to the extent that Tenant has overpaid Monthly Rent for the period from the Commencement Date until the end of the month in which the determination of the Rentable Square Feet of Floor Area of the Premises pursuant to Section 2.1 is made, Landlord shall immediately reimburse Tenant therefore. Similarly, to the extent that Tenant has underpaid Landlord Monthly Rent for such period, Tenant shall immediately pay Landlord such there shall be no underpayment.

10.       Security Deposit: $35,000.00

11. Permitted Uses: Biotech research and development and related pharmaceutical operations, pursuant to approvals to be obtained by Tenant from all relevant City, County and other required governmental agencies and authorities.

12.       Broker:  Landlord's Broker - C.B. Commercial Real Estate Group, Inc.
                  Tenant's Broker - Colliers Iliff Thorn

13.       Landlord's Architect:  Carrier Design Group, Inc.

14.       Guarantor:  None

15.       Vehicle Parking Spaces:  Seventy (70)

16.       Additional Insureds:  Birtcher Property Services and Scripps Jack,
          Ltd.

17.       Tenant's Liability Insurance Limits: $10,000,000.00

18.       Tenant's Share: 100%

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Exhibits:

         A    Description of Premises
         B    Property Description
         C    Work Letter
         D    Commencement Date Memorandum
         E    Adjustments to Monthly Rent
         F    Rules and Regulations
         G    Environmental Questionnaire

Riders:

         Rider No.1 to Lease

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                                   ARTICLE II

                                   DEFINITIONS

         2.1 Certain Definitions. The capitalized terms set forth below, unless the context clearly requires otherwise, shall have the following meanings in this Lease:

             "Additional Rent" means any and all sums (whether or not specifically called "Additional Rent" in this Lease) other than Monthly Rent which Tenant is or becomes obligated to pay to Landlord under this Lease. See also Rent.

             "Alterations" means any alterations, decorations, modifications, additions or improvements made in, on, about, under or contiguous to the Building or the Premises after the Commencement Date including, but not limited to, lighting, HVAC and electrical fixtures, pipes and conduits, transfer, storage and disposal facilities, partitions, drapery, wall coverings, shelves, cabinetwork, carpeting and other floor coverings, ceiling tiles, fixtures and carpentry installations.

             "Applicable Laws" means the laws, rules, regulations, ordinances, restrictions, and practices described in Section 5.2.

             "Applicable Rate" means the greater of ten percent (10%) per annum or five percent (5%) in excess of the discount rate of the Federal Reserve Bank of San Francisco in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Applicable Rate imposition; provided, however, the Applicable Rate shall in no event exceed the maximum interest rate permitted to be charged by applicable law.

             "Broker" means the person or entity identified in Item 12 of the Basic Lease Provisions.

             "Building" means that certain building within which the Premises are located.

             "Casualty" is defined in Section 12.1.


             "City" means the city in which the Premises are located.

             "Commencement Date" means the commencement date of the Term, described in Section 3.2.

             "Common Area" means all areas and facilities within the Project exclusive of the Premises and other portions of the Project leased (or to be leased) exclusively to other tenants. The Common Area includes, but is not limited to, parking areas, access and perimeter roads, sidewalk, landscaped areas and similar areas and facilities. Tenant's use of the Common Area, and its rights and obligations with respect thereto, are more particularly described in
Article X.

             "County" means the county in which the Premises are located.

             "Event  of  Default"  means  the  Tenant   defaults   described  in
Section15.1.

             "Guarantor" means the person(s) or entity identified in Item 14 of the Basic Lease Provisions, if any.

             "HVAC" means the heating, ventilating and air conditioning system serving the Building.

             "Hazardous Materials" is defined in Section 6.1.

             "Landlord's Agents" means Landlord's authorized agents, representatives, property managers (whether as agents or independent contractors), consultants, contractors, partners, subsidiaries, affiliates, directors, officers and employees, including without limitation the Additional Insureds named in Item 16 of the Basic Lease Provisions.

             "Landlord's Architect" means the architect or architectural firm from time to time designated by Landlord to perform the function of Landlord's Architect set forth in this Lease. Landlord's Architect initially shall be the architect or architectural firm designated in Item 13 of the Basic Lease Provisions.

             "Lease"   means  this   instrument   together  with  all  exhibits,
amendments, addenda and riders attached hereto and made a part hereof.

             "Monthly Rent" means the monthly rental which Tenant is to pay to Landlord pursuant to Section 4.1, as the same may be adjusted from time to time as set forth in this Lease. See also Rent.

             "Mortgage" means any mortgage, deed of trust, or similar lien on or covering the Project or any part thereof.

             "Mortgagee" means any mortgagee of a mortgage, beneficiary of a deed of trust or lender having a lien on or covering the Project or any part thereof.

             "Notice" means each and every notice, communication, request, demand, reply or advice, or duplicate thereof, in this Lease provided or permitted to be given, made or accepted by either party to any other party, which shall be in writing and given in accordance with the provisions of Section 21.6.

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             "Operating  Expenses" means,  collectively,  Project Costs and Real
Property Taxes.

             "Plans" means the final working drawings for the construction of the Tenant Improvements to be prepared and approved as set forth in the Work Letter.

             "Outside Areas" means the areas outside the exterior walls of the Building.

             "Premises" means the premises shown in Exhibit A, and all areas appurtenant thereto, if any, for the exclusive use of Tenant, as shown in ExhibitA. The Premises are located within and constitute the Building at the address set forth in Item 2 of the Basic Lease Provisions.

             "Premises Square Footage" means the floor area of both the Premises and the Building. Upon substantial completion of the Premises, Landlord's architect or another appropriate professional shall certify the total Square Feet of Gross Building Area in the Premises and the Building based upon the BOMA Gross Building Area standard of measurement.

                  "Project" means that certain real property, and all improvements thereon, including the Building and other buildings, if any, located within the boundaries of such property, described in the Property Description.

             "Project Costs" is defined in Section 7.3.

             "Property Description" means Exhibit B.

             "Real Property Taxes" is defined in Section 7.4.

             "Rent" means Monthly Rent and Additional Rent, collectively.

             "Rules and Regulations" means the rules and regulations attached hereto as Exhibit F and any modifications thereto promulgated by Landlord or Landlord's Agents from time to time.

             "Security Deposit" means the amount set forth in Item 10 of the Basic Lease Provisions, which shall be paid to Landlord by Tenant pursuant to Section4.6.

             "Substantial Completion" and "substantially completed" means the date on which the repair of the Premises following a Casualty, have been fully completed except for minor details of construction, mechanical adjustments or decoration which do not materially interfere with Tenant's use and enjoyment of the Premises (items normally referred to as "punch list" items).

             "Tenant Delays" means any and all delays due to the fault of the Tenant, but only to the extent caused by such default, including without limitation Tenant's failure to deliver to Landlord prior to the Commencement Date, executed copies of policies of insurance or certificates thereof as required under Section 11.8.

             "Tenant Improvements" means those certain improvements, if any, to be constructed on the Premises as provided in Article XX and in the Work Letter.

             "Tenant's   Agents"   means   Tenant's   agents,   representatives,
consultants,   contractors,   affiliates,   subsidiaries,  officers,  directors,
employees, subtenants, guests and invitees.

             "Tenant's   Personal   Property"  means  Tenant's  removable  trade
fixtures, furniture, equipment and other personal property located in or on the Premises.

             "Term" means the term of this Lease, as provided in Section 3.2.

             "Unavoidable Delay" means any delays which are beyond a party's reasonable control including, but not limited to, delays due to inclement weather, strikes, acts of God, inability to obtain labor or materials, inability to secure governmental approvals or permits, governmental restrictions, civil commotion, fire, earthquake, explosion, flood, hurricane, the elements, or the public enemy, action or interference of governmental authorities or agents, war invasion, insurrection, rebellion, riots, lockouts or any other cause whether similar or dissimilar to the foregoing which is beyond a party's reasonable control; provided however, that in no event shall any of the foregoing ever apply with respect to the payment of any monetary obligation.

             "Work Letter" means the work letter between Landlord and Tenant regarding the construction of the Tenant Improvements, if any, in the form of Exhibit C.

         2.2 Other Definitions. Terms defined elsewhere in this Lease, unless the context clearly requires otherwise, shall have the meaning as there given.

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                                   ARTICLE III

                                PREMISES AND TERM

         3.1 Lease of Premises. Subject to and upon the terms and conditions set forth herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord.

         3.2 Terms and Commencement. Unless sooner terminated as provided herein, the Term of this Lease shall be for that period of years and months set forth in Item8 of the Basic Lease Provisions, as the same may be extended in accordance with any option or options to extend the Term granted herein, and shall commence (the "Commencement Date") on the earlier of (i) the later to occur of May 15,1997 or two-hundred ten (210) days after Landlord delivers possession of the Premises to Tenant or (ii) the date that Tenant is issued a certificate of occupancy or temporary certificate of occupancy by the City of San Diego. When the actual Commencement Date has occurred, Landlord and Tenant shall execute a Commencement Date Memorandum in the form shown in Exhibit D.

         3.3 Early Entry. Tenant and its authorized agents, contractors, subcontractors and employees shall be granted a license by Landlord to enter upon the Premises, at Tenant's sole risk and expense, during ordinary business hours prior to the Commencement Date, for the sole purpose of installing Tenant's trade fixtures and equipment in the Premises; provided, however, that
(i) the provisions of this Lease, other than with respect to the payment of Monthly Rent, shall apply during such early entry including, but not limited to, the provisions of ArticleXI relating to Tenant's indemnification of Landlord,
(ii)prior to any such entry, Tenant shall pay for and provide evidence of the insurance to be provided by Tenant pursuant to the provisions of ArticleXI,
(iii)Tenant shall pay all utility, service and maintenance charges for the Premises attributable to Tenant's early entry and use of the Premises as reasonably determined by Landlord, (iv)Tenant shall not unreasonably interfere, delay or hinder Landlord, its agents, contractors or subcontractors in the construction of the Tenant Improvements in accordance with the provisions of this Lease, and (v)Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business during the period of such early entry. Upon Tenant's breach of any of the foregoing conditions, Landlord may, in addition to exercising any of its other rights and remedies set forth herein, revoke such license upon notice to Tenant. Early entry by Tenant in accordance with this Section3.3 shall not constitute occupancy of the Premises for purposes of establishing the Commencement Date.

         3.4 Delay in Possession. If for any reason Landlord cannot deliver possession of the Premises to Tenant on or before the Commencement Date, Landlord shall not be subject to any liability therefor, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder, but in such case, Tenant shall not be obligated to pay Monthly Rent or Additional Rent other than as provided in Section3.3 and Section3.5 until the Commencement Date as defined in Section 3.2 above, has occurred. If Landlord does not deliver possession of the Premises to Tenant within ten (10) days following the full execution of the Lease by Landlord and Tenant plus periods attributable to Tenant Delays or Unavoidable Delay, Tenant may, at its option, by Notice to Landlord within ten (10) days thereafter, terminate this Lease, in which event the parties shall be discharged from all further obligations hereunder; provided, however, if Tenant fails to give such notice to Landlord within such ten-day period, Tenant shall no longer have the right to terminate this Lease under this Section3.4. Tenant understands that, notwithstanding anything to the contrary contained herein, Landlord shall have no obligation to deliver possession of the Premises to Tenant for so long as Tenant fails to deliver to Landlord executed copies of policies of insurance or certificates thereof as required under Section11.8.

         3.5 Tenant Delays. The Commencement Date shall not be delayed or postponed due to Tenant Delays, and the Term, Tenant's obligations to pay Rent and all of Tenant's other obligations under this Lease shall commence upon the date which would have been the Commencement Date but for Tenant Delays.

         3.6 Condition of Premises. Landlord's sole construction obligations, if any, regarding Tenant Improvements for the Premises are set forth in ArticleXX and the Work Letter. The taking of possession or use of the Premises by Tenant for any purpose other than as provided in Section3.3 shall conclusively establish that Tenant has inspected the Premises and accepts them as being in good and sanitary order, condition and repair, except for latent structural structural defects and Landlord's maintenance obligations set forth in Article IX.

         3.7 No Representations. Tenant acknowledges that neither Landlord nor any of Landlord's Agents has made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business including, but not limited to, any representations or warranties regarding zoning or other land use matters, or for any other purpose, and that neither Landlord nor any of Landlord's Agents has agreed to undertake any alterations or additions or construct any Tenant Improvements to the Premises except as expressly provided in this Lease. Landlord is not aware of any restrictions that would adversely affect the Permitted Uses contemplated in this Lease.


                                   ARTICLE IV

                              RENT AND ADJUSTMENTS

         4.1 Monthly Rent. From and after the Commencement Date, Tenant shall pay to the Landlord, for each calendar month of the Term, the Monthly Rent set forth in Item9 of the Basic Lease Provisions, as the same may be adjusted from

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time to time as provided in Section4.2. Monthly Rent shall be due and payable to
Landlord in lawful money of the United States, in advance, on the first (1st) day of each calendar month of the Term, without abatement, deduction, claim or offset, and without prior notice, invoice or demand, at Landlord's address set forth in Item1 of the Basic Lease Provisions or at such place as Landlord may from time to time designate. Tenant's payment of Monthly Rent for the first
(1st) month of the Term shall be delivered to Landlord concurrently with Tenant's execution of this Lease.

         4.2 Adjustments. Monthly Rent shall be adjusted from time to time as provided in Exhibit E.

         4.3 Additional Rent. All Additional Rent shall be due and payable to Landlord in lawful money of the United States, at Landlord's address set forth in Item1 of the Basic Lease Provisions or at such other place as Landlord may from time to time designate, without abatement, deduction, claim or offset, within ten (10) days of receipt of Landlord's invoice or statement for same, or if this Lease provides another time for the payment of certain items of Additional Rent, then at such other time.

         4.4 Prorations. If the Commencement Date is not the first (1st) day of a month, or if the expiration of the Term of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Term commences or terminates.

         4.5 Late Payment Charges. Tenant acknowledges that late payment by Tenant to Landlord of Rent under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult or impracticable to determine. Such costs include, but are not limited to, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any Mortgage, and late charges and penalties that may be imposed due to late payment of Real Property Taxes. Therefore, if any installment of Monthly Rent or any payment of Additional Rent due from Tenant is not received by Landlord in good funds by the tenth (10) calendar day from the applicable due date, Tenant shall pay to Landlord an additional sum equal to the lesser of One Thousand Dollars ($1,000.00) or three percent (3%) of the amount overdue as a late charge for every month or portion thereof that such amount remains unpaid. The parties acknowledge that this late charge presents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late Rent and late charge therefor shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other Event of Default under this Lease. Notwithstanding the foregoing (i) should any payment of Rent by personal check be rejected for insufficient funds, Landlord shall have the right, upon notice to Tenant, to require that all future payments by Tenant under this Lease be by cashier's check acceptable to Landlord, and (ii)upon the third (3rd) occurrence during the Term of Tenant's failure to timely pay Rent when due, Landlord may, upon notice to Tenant, require that Monthly Rent for the balance of the Term be made in quarterly installments, in advance, in an amount equal to the sum of the Monthly Rent amounts payable during such three (3) month period.

         4.6 Security Deposit. Tenant has deposited with Landlord the sum set forth in Item10 of the Basic Lease Provisions as a Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. Upon an uncured Event of Default, and whether or not Landlord is informed of or has knowledged of the event of Default, the Security Deposit shall be deemed to be automatically applied, without waiver of any rights Landlord may have under this Lease or at law or in equity as a result of an Event of Default, to the payment of any Rent not paid when due, the repair of damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of an Event of Default, to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds. The unused portion of the Security Deposit, if any, shall be returned to Tenant within thirty (30) days of the expiration of this Lease or any termination of this Lease not resulting from an Event of Default, so long as Tenant has vacated the Premises in the manner required by this Lease and paid all sums required to be paid under this Lease, provided however, that Landlord may retain the Security Deposit until such time as any amounts of Additional Rent due from Tenant have been determined and paid in full. Tenant hereby waives the provisions of Section1950.7(c) of the California Civil Code and any present or future laws otherwise governing the return of the Security Deposit to Tenant to the extent of reasonably anticipated Additional Rent retained by Landlord pursuant to the previous sentence.

                                    ARTICLE V

                                       USE

         5.1 Tenant's Use. Tenant shall use the Premises solely for the purposes set forth in Item11 of the Basic Lease Provisions and shall use the Premises for no other purpose. Tenant's use of the Premises shall be subject to all of the terms and conditions of this Lease including, but not limited to, all the provisions of this ArticleV. Tenant, at Tenant's sole cost and expense, shall procure, maintain and make available for Landlord's inspection throughout the Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Tenant's permitted use of the Premises. At Landlord's request, Tenant shall deliver copies of all such approvals, licenses and permits to Landlord.

         5.2 Compliance With Applicable Laws. Throughout the Term, Tenant, at Tenant's sole cost and expense, shall comply with, and shall not use the Premises, Building or Common Area, or suffer or permit anything to be done in or about the same which will in any way conflict with, (i) any and all present and

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future laws, statutes,  zoning restrictions,  ordinances,  orders,  regulations, directions, rules and requirements of all governmental or private authorities having jurisdiction over all or any part o the Premises (including, but not
limited  to,  state,  municipal,   county  and  federal  governments  and  their
departments, bureaus, boards and officials) pertaining to the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises, (ii)any and all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as defined in Section6.1), waste disposal, air emissions and other environmental or health and safety matters, zoning, land use and utility availability, which impose any duty upon Landlord or Tenant directly or with respect to the use or occupation of the Project or any portion thereof,
(iii)the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Project or any portion thereof, (iv)any covenants, conditions, easements or restrictions now or hereafter affecting or encumbering the Project or any portion thereof, regardless of when they become effective, (v)the Rules and Regulations, and (vi)good business practices (collectively, (i) through (vi) above are hereinafter referred to as "Applicable Laws"). Tenant shall not commit any waste of the Premises, Building or Project, or any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord or which might damage the Premises or the Building, or place or permit to be placed any liquids in levels in excess of applicable laws or regulations in the drainage systems, and Tenant shall not dump or store, or permit to be dumped for stored, any inventory, waste materials, refuse or other materials or allow any such materials to remain outside the Building proper, except in designated enclosed trash areas. Tenant shall not conduct or permit any auctions, sheriff's sales or other like activities at the Project or any portion thereof.

         5.3 Restrictions. Tenant agrees that it will subordinate this Lease to any other covenants, conditions and restrictions and any reciprocal easement agreements or any similar agreements which Landlord may hereafter record against the Premises and to any amendment or modification to any of the existing Restrictions, provided that such subordination does not unreasonably interfere with Tenant's use and enjoyment of the Premises, adversely affect Tenant's rights, or increase the monetary or other obligations of Tenant under this Lease.

         5.4 Landlord's Right of Entry. Landlord and Landlord's Agents shall have the right to enter the Premises at all reasonable times upon reasonable notice to Tenant, except for emergencies in which case no notice shall be required, to inspect the Premises, to take samples and conduct environmental investigations, to post notices of nonresponsibility and similar notices and signs indicating the availability of the Premises for sale, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or maintenance and repairs, to perform Tenant's obligations as permitted herein when Tenant has failed to do so and, at any reasonable time after one hundred eighty (180) days prior to the expiration of the Term, to place upon the Premises reasonable signs indicating the availability of the Premises for lease and to show the Premises to prospective tenants, all without being deemed to have caused an eviction of Tenant and without any liability to Tenant or abatement of Rent. The above rights are subject to reasonable security regulations of Tenant, and in exercising its rights set forth herein, Landlord shall endeavor to cause the least possible interference with Tenant's business. Landlord shall at all times have the right to retain a key which unlocks all of the doors in the Premises, excluding Tenant's vaults and safes, and Landlord and Landlord's Agents shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency to obtain entry to the Premises, and any entry to the Premises so obtained by Landlord or Landlord's Agents shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises if conducted reasonably in accordance with the terms of this Lease.


                                   ARTICLE VI

                               HAZARDOUS MATERIALS

         6.1 Definition of Hazardous Materials. For purposes of this Lease, the term "Hazardous Materials" includes (i) any "hazardous materials" as defined in Section25501(k) of the California Health and Safety Code unless Tenant establishes, to the satisfaction of Landlord, that because of the quantity, concentration, or physical or chemical characteristics, such substance or matter does not pose a present or potential hazard to human health and safety or to the environment, (ii)any other substance or matter which results in liability to any person or entity from exposure to which substance or matter under any statutory or common law theory, and (iii)any substance or matter which is in excess of relevant and appropriate levels set forth in any applicable federal, state or local law or regulation pertaining to any hazardous or toxic substance, material or waste, or for which any applicable federal, state or local agency orders or otherwise requires removal, treatment or remediation.

         6.2 Prohibition/Compliance. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Project in violation of applicable law by Tenant, its agents, employees, contractors or invitees. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials results in unlawful contamination of the Premises, the Building, the Project or any adjacent property or if unlawful contamination of the Premises, the Building, the Project or any adjacent property by Hazardous Material otherwise occurs during the term of this Lease or any extension or renewal hereof or holding over hereunder, then Tenant shall indemnify, defend and hold Landlord, its agents and contractors harmless from any and all claims, judgments, damages penalties, fines, costs, liabilities or losses (including without limitation diminution in value of the Premises or any portion of the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or Project, damages arising from any adverse impact on marketing of space in the Premises or the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. For the purpose of this Section 6.2, unlawful contamination is Hazardous Material which violates any applicable local, state or federal laws or any regulations or standards promulgated thereunder, including requirements or standards imposed by any governmental agency or by governmental order or court having jurisdiction over the Project. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions of any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the air, soil or ground water above on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises, the Building, the Project or any adjacent property, caused or permitted by Tenant results in any unlawful contamination of the Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to ensure the Premises, the Building, the Project or any adjacent property meets all applicable local, state and federal laws and any regulations or standards promulgated thereunder, in effect now or in the future, including requirements by any governmental agency or imposed by any governmental order or court having jurisdiction over the project, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building or the Project.

         6.3 Business.  Landlord  acknowledges that it is not the intent of this
Article 6 to prohibit Tenant from operating its business as described in Item 11 of the Basic Lease Provisions above. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Material is strictly and properly monitored according to all applicable governmental requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Material in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Material to be present on the Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Material on the Premises ("Hazardous Material List"). Tenant shall deliver to Landlord an updated Hazardous Material List at least once a year. Tenant shall deliver to Landlord true and correct copies of the following documents (hereinafter referred to as the "Documents") relating to the handling, storage, disposal and emission of Hazardous Material prior to the Commencement Date, or if unavailable at the time, concurrent with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Material or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

         6.4 Termination of Lease. Notwithstanding the provisions of Section 6.2 above, if Tenant or the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material at the Project, Landlord shall have the right to terminate the Lease in Landlord's sole and absolute discretion (with respect to any such matter involving Tenant) and it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting (with respect to any such matter involving a proposed assignee or sublessee).

         6.5 Testing. At reasonable times, and from time to time, prior to the expiration of the Term Landlord shall have the right at its own expense to conduct appropriate investigations and tests of the Premises, Building and Project to demonstrate that unlawful contamination has occurred as a result of Tenant's use of the Premises. Tenant shall be responsible for the cost of any investigations and tests which indicate that unlawful contamination resulted from Tenant's use of the Premises. Tenant shall be solely responsible for and shall defend, indemnify and hold the Landlord, its agents and contractors harmless from an against any and all claims, costs and liabilities including actual attorneys' fees and costs, arising out of or in connection with any removal, clean up, restoration and materials required hereunder to ensure the Premises and any other property of whatever nature, meets all applicable local, state and federal laws and any regulations or standards promulgated thereunder, in effect now or in the future, including requirements by any governmental agency or imposed by any governmental order or court having jurisdiction over the project. Tenant shall pay for the cost of a third party prepared Phase I exit audit of the Premises at the termination of the Leases plus the cost of any tests or remediations reasonably recommended in said audit to bring any Tenant caused contamination to meet all applicable local, state and federal laws and any regulations or standards promulgated thereunder, in effect now or in the future, including requirements by any governmental agency or imposed by any governmental order or court having jurisdiction over the Project.

         6.6 Tenant's Responsibility at Conclusion of Lease. Promptly upon the expiration or sooner termination of this Lease, Tenant shall certify to Landlord in writing that (i)Tenant has made a diligent effort to determine whether any Hazardous Materials are on, under or about the Premises as a result of any acts or omissions or Tenant or Tenant's Agents and (ii)no such Hazardous Materials exist on, under or about the Premises other than as specifically identified to Landlord by Tenant in writing. In addition, Tenant shall provide Landlord with independent verification (acceptable to Landlord) that (i) all permits, reports, closure or decertification procedures, if applicable, have been secured or satisfied by Tenant for its discontinuance of use of the Premises under this Lease and (ii) the interior of the Premises is free of contamination by Hazardous Materials. If Tenant or its independent verification discloses the existence of Hazardous Materials on, under or about the Premises, or if Landlord at any time discovers that Tenant or Tenant's Agents caused or permitted the release of a Hazardous Material on, under, from or about the Premises, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord within thirty (30) days after such request a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval of such cleanup plan, Tenant shall, at Tenant's sole cost and expense, without limitation on any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to clean up such Hazardous Materials in accordance with all Applicable Laws and as required by such plan and this Lease.


                                   ARTICLE VII

                      OPERATING EXPENSES; TAXES; UTILITIES

         7 1. Payment of Maintenance Expenses. Prior to the Commencement Date and thereafter prior to the commencement of each of Landlord's fiscal years during the Term, Landlord shall give Tenant a written estimate based on generally accepted accounting principles of Maintenance Expenses (hereafter defined) for the ensuing fiscal year or partial fiscal year as the case may be. Tenant shall pay, as an item of Additional Rent such estimated amount in equal monthly installments, in advance, on or before the first (1st) day of each calendar month concurrent with its payment of Monthly Rent. If Landlord has not furnished its written estimate by the time set forth above, Tenant shall pay monthly installments of Maintenance Expenses at the rate established for the prior fiscal year, if any; provided that when the new estimate is delivered to Tenant, Tenant shall (provided it is given not less than thirty (30) days prior written notice) at the next monthly payment date pay Landlord any accrued deficiency based on the new estimate, or Landlord shall credit any accrued overpayment based on such estimate toward Tenant's next installment payment hereunder. Within a reasonable period of time after the end of each fiscal year (in no event more than one hundred (120) days after the end of each fiscal year unless sooner completed by Landlord) Landlord shall furnish Tenant a statement showing in reasonable detail the actual Maintenance Expenses incurred for the period in question. If Tenant's estimated payments are less than the actual Maintenance Expenses as shown by the applicable statement, Tenant shall pay the difference to Landlord within thirty (30) days thereafter. If Tenant shall have overpaid Landlord, Landlord shall credit such overpayment toward Tenant's next installment payment hereunder or if in the last year of the Lease Term and at Tenant's option, refund such overpayment within 30 days thereafter. When the final determination is made of the actual Maintenance Expenses for the fiscal year in which this Lease terminates, Tenant shall, even if this Lease has terminated, pay to Landlord within thirty (30) days after notice the excess of such actual Maintenance Expenses over the estimate of Maintenance Expenses paid. Conversely, any overpayment shall be rebated by Landlord to Tenant within 30 days. If Landlord shall determine at any time that the estimate of Maintenance Expenses for the current fiscal year is or will become inadequate to meet all such Maintenance Expenses for any reason, Landlord shall immediately determine the approximate amount of such inadequacy and issue a supplemental estimate based on generally accepted accounting principles as to such Maintenance Expenses and Tenant shall pay any increase as reflected by such supplemental estimate, provided it is given not less than 20 days prior written notice. Landlord shall keep or cause to be kept separate and complete books of accounting covering all Maintenance Expenses, and shall preserve for at least twenty-four (24) months after the close of each fiscal year all material documents evidencing said Maintenance Expenses for that fiscal year. Tenant, at its sole cost and expense, through any certified public accountant designated by it, or by Tenant's or Tenant's parents financial analysis department, shall have the right, during reasonable business hours and not more frequently than twice during any fiscal year, to examine and/or audit the books and documents mentioned above evidencing such costs and expenses for the previous fiscal year. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Section 7.1 shall not constitute a waiver of its right to require Tenant to pay all Maintenance Expenses pursuant hereto, unless such failure continues for a period in excess of twelve (12) months.

         7.2 Definition of Maintenance Expenses. The term "Maintenance Expenses" means all reasonable direct costs and expenses incurred by Landlord or Landlord's Agents in connection with the operation, maintenance and repair of the Outside Areas, including, but not limited to, the following: actual costs and expenses incurred in connection with labor and materials utilized in the performance of Landlord's maintenance and repair obligations pursuant to Section 9.1; any and all assessments levied against the Premises or the Common Area, water, electrical and other utility services supplied directly to the Building and Common Area, removal of trash, rubbish and other refuse from the Outside Areas and Common Area, cleaning of and replacement of signs of the Outside Areas and Common Area, including revamping and repairs made as reasonably required; repair, operation and maintenance of the Common Area, including, but not limited to, removal of any obstructions not reasonably required for the Common Area uses, prohibition and removal of the sale or display of merchandise or the storing of materials and/or equipment in the Common Area, and payment of all electrical, water and other utility charges or fees for services furnished to the Common Area and Outside Areas; obtaining and maintaining public liability, property damage and other forms of insurance which Landlord may or is required to maintain in connection with the Building and the Common Area (including the payment of any deductibles thereunder); costs incurred in connection with Tenant's compliance of any laws or changes in laws regarding Hazardous Materials; equipment and supplies; employment of such personnel as Landlord may deem reasonably necessary, if any, to direct parking and police the Common Area and facilities; the cost of any capital improvements (other than tenant improvements for specific tenants) specifically benefitting Tenant and made by or on behalf of Landlord to the Outside Areas or Common Area to the extent of the amortized amount thereof over the useful life of such capital improvements calculated at a market cost of funds, all as reasonably determined by Landlord using generally accepted accounting principles, for each such year of useful life during the Term; depreciation amortized over the longest useful life permitted under the Internal Revenue Code of machinery and equipment used in connection with the maintenance and operation of the Outside Areas or the Common Area for which a reasonable reserve has not been established as herein provided; employment of personnel used in connection with any of the foregoing, including, but not limited to, payment or provision for unemployment insurance, workers' compensation insurance and other employee costs; the actual cost of any Environmental consultant or other services used in connection with Landlord's monitoring of the Project with respect to Hazardous Materials (such costs shall not exceed $1,000.00 per calendar year); the cost of any tax, insurance or other consultant utilized in connection with the Project; and any other items reasonably necessary from time to time to properly repair, replace, maintain and operate the Outside Areas or the Common Area. If Landlord elects to perform any maintenance or repair herein described in conjunction with properties other than the Project, and if a common maintenance contractor is contracted with for such purpose, the contract amount allocable to the Project, as reasonably determined by Landlord, shall be added to and deemed a part of Maintenance Expenses hereunder. Increases in Maintenance Expenses by reason of a disproportionate impact by Tenant thereon (for example, and not by way of limitation, increases in costs of trash collection because of Tenant's excessive generation of trash or increases in costs of Outside Areas or Common Area maintenance because of Tenant's unpermitted storage of inventory or materials in the Outside Areas or Common Area), in Landlord's reasonable judgment, may be billed by Landlord, as an item of Additional Rent, directly to Tenant.

         7.3 Payment of Real Property Taxes. Landlord shall pay, at Tenant's expense and subject to reimbursement by Tenant as hereinafter set forth, all Real Property Taxes (as hereinafter defined) levied against the Premises during the Term and any Real Property Taxes which have accrued during the Term. The amount of such payments by Landlord shall be based on tax bills and notices received by Landlord pertaining to the Premises (and if Tenant receives any such tax bills or notices, Tenant shall immediately forward same to Landlord) and such payment shall be made before the last day such Real Property Taxes are payable without penalty. Tenant shall reimburse to Landlord, as an item of Additional Rent, the full amount of such Real Property Taxes paid by Landlord within thirty (30) days after Landlord's statement or invoice therefor, which statement or invoice shall be accompanied by reasonable evidence of the amount of such Real Property Taxes. Real Property Taxes shall not include any late charges, penalties or interest attributable to Landlord's late payment (other than caused solely by Tenant) or any charges, assessments or levies attributable to another tenant or another tenant's improvements.
         7.4 Definition of Real Property Taxes. The term "Real Property Taxes" means any form of tax, assessment, charge, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), real property or other tax (other than Landlord's net income, estate, succession, inheritance, or franchise taxes), now or hereafter imposed with respect to the Project or any part thereof (including any alterations), this Lease or any Rent payable under this Lease by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement district or other district or division thereof, whether such tax or any portion thereof (i)is determined by the area of the Project or any part thereof or the Rent payable under this Lease by Tenant including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of the Rent due under this Lease, (ii)is levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes with respect to the Project or any part thereof whether or not now customary or within the contemplation of Landlord or Tenant, or (iii)is based upon any legal or equitable interest of Landlord in the Project or any part thereof.

         7.5 Apportionment of Taxes. If the Project is assessed as part of a larger parcel, then Landlord shall equitably apportion the Real Property Taxes assessed against the real property, which includes the Project and reasonably determine the amount of Real Property Taxes attributable to the Project. If other buildings exist on the assessed parcel, the Real Property Taxes apportioned to the Project shall be based upon the ratio of the square footage of all buildings within the Project to the square footage of all buildings on the assessed parcel, and the amount of Real Property Taxes so apportioned to the Project shall be included as part of Operating Expenses. Landlord's reasonable determination of such apportionment shall be conclusive.

         7.6 Tax on Improvements; Permitted Contests. Tenant shall, at Landlord's election, be directly responsible for and shall pay the full amount of any increase in Real Property Taxes attributable to any and all Tenant Improvements and any other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant may contest the amount or validity of any Real Property Taxes by appropriate proceedings, provided that Tenant gives Landlord prior Notice of any such contest and keeps Landlord advised as to all proceedings, and provided further that Tenant shall continue to reimburse Landlord for Landlord's payment of such Real Property Taxes unless such proceedings shall operate to prevent or stay such payment and the collection of the tax so contested. Landlord shall join in any such proceedings if any Applicable Laws shall so require, provided that Tenant shall hold harmless, indemnify, protect and defend Landlord from and against any liability, claim, demand, cost or expense in connection therewith including, but not limited to, actual attorneys' fees and costs reasonably incurred.

         7.7 Utilities and Services. Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for water, gas, electricity, heat, light, power, telephone, refuse pickup, janitorial service, interior landscape maintenance and all other utilities, materials and services furnished directly to Tenant or the Premises or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. If any utilities or services are not separately metered or assessed to Tenant, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such amount to Landlord, as an item of Additional Rent, within thirty (30) days after receipt of Landlord's statement or invoice therefor. Alternatively, Landlord may elect to include such cost in the definition of Project Costs, in which event Tenant shall pay Tenant's share of such cost in the manner set forth in Section7.1. Landlord may also require Tenant to have any Specialized HVAC system separately metered to Tenant, at Tenant's expense. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises, unless the direct result of or directly caused by Landlord's gross negligence. No such failure or interruption shall be deemed an eviction or entitle Tenant to terminate this Lease or withhold or abate any Rent due hereunder.


                                  ARTICLE VIII

                                   ALTERATIONS

         8.1 Permitted Alterations. After the Commencement Date, Tenant shall not make or permit any Alterations in, or about the Premises without the prior written consent of Landlord (which consent shall not be unreasonably withheld), except for the Work defined in the Workletter attached hereto as Exhibit "C", and Alterations not exceeding Five Thousand Dollars ($5,000.00) per occurrence. Notwithstanding the foregoing, without the prior written consent of Landlord (which consent shall not be unreasonably withheld, in no event shall any Alterations (i)affect the exterior of the Building or the outside areas (or be visible from adjoining sites), (ii)affect or penetrate any of the structural portions of the Building including, but not limited to, the roof, (iii)require any change to the basic floor plan of the Premises, any change to the structural or mechanical components of the Premises, or any governmental approval or permit as a prerequisite to the construction thereof, (iv) interfere in any manner with the proper functioning of or Landlord's access to any mechanical, electrical, plumbing or HVAC systems, facilities or equipment located in or serving the Building, or (v)diminish the value of the Premises. All Alterations shall be constructed pursuant to plans and specifications previously provided to and, when applicable, approved in writing by Landlord, shall be installed by a licensed contractor at Tenant's sole expense in compliance with all Applicable Laws, and shall be accomplished in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date. No Hazardous Materials including, but not limited to, asbestos or asbestos-containing materials, shall be used by Tenant or Tenant's Agents in the construction of any Alterations permitted hereunder. All Alterations made by Tenant shall be and become the property of Landlord upon the installation thereof and shall not be deemed Tenant's Personal Property; provided, however, that except for the Work defined in the Workletter attached hereto as Exhibit "C", Landlord may, at its option, require that Tenant, upon the termination of this Lease, at Tenant's expense, remove any or all nonstructural Alterations, except Alterations required by law, installed by or on behalf of Tenant and return the Premises to its condition as of the Commencement Date of this Lease, normal wear and tear excepted. Notwithstanding any other provisions of this Lease, Tenant shall be solely responsible for the maintenance, repair and replacement of any and all Alterations made by or on behalf of Tenant (including without limitation by Landlord on behalf of Tenant) to the Premises.

         8.2 Trade Fixtures. Tenant shall, at its own expense, provide, install and maintain in good condition all of Tenant's Personal Property required in the conduct of its business in the Premises.

         8.3 Mechanic's Liens. Tenant shall give Landlord Notice of Tenant's intention to perform any work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice Landlord deems proper prior to the commencement of any such work. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the property of which the Premises are a part or against Tenant's leasehold interest in the Premises. If Tenant fails to cause the release of record of any lien(s) filed against the Premises or its leasehold estate therein by payment or posting of a proper bond within ten (10) days from the date of the lien filing(s), then Landlord may, at Tenant's expense, cause such lien(s) to be released by any means Landlord deems proper including, but not limited to, payment of or defense against the claim giving rise to the lien(s). All sums reasonably disbursed, deposited or incurred by Landlord in connection with the release of the lien(s) including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.


                                   ARTICLE IX

                             MAINTENANCE AND REPAIR

         9.1 Landlord's Maintenance of Outside Areas. Landlord shall, subject to receiving Tenant's payment of Maintenance Expenses, and subject to Section 9.2,
Article XII and Article XIII, maintain in good condition and repair the Outside Areas and every part thereof, including but not limited to, landscaping (including replacement thereof), sprinkler systems, walkways, parking areas, and approved signage. Such maintenance shall include pest control, restriping of the parking areas and painting of the exterior walls of the Building, as and when the same becomes necessary in Landlord's sole discretion which shall not be unreasonable, maintenance and repair of the foundations, exterior walls and the structural condition of interior bearing walls. The cost of any maintenance and repairs on the part of Landlord provided for in this Section 9.1 shall be amortized over the longest useful life permitted under the Internal Revenue Code and shall be considered part of Maintenance Expenses and paid by Tenant in the manner set forth in Section 7.1, except that repairs which Landlord deems arise out of any act or omission of Tenant or Tenant's Agents shall be made at the expense of Tenant. Landlord's obligation to repair and maintain hereunder shall be limited to the cost of effecting such repair and maintenance and in no event shall Landlord be liable for any costs or expenses in excess of said amounts, including but not limited to any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant. Landlord shall be responsible at Landlord's sole cost and expense to repair any damage to the Premises caused by Landlord's or Landlord's Agents' negligence, willful acts or omissions or default.

         9.2. Tenant's Maintenance and Repair Obligations. Except as otherwise provided, Tenant shall at all times during the Term of this Lease, at Tenant's sole cost and expense, clean, keep, maintain, repair and make necessary improvements to, the Building and every part thereof and all improvements therein or thereto, in good and sanitary order and condition to the reasonable satisfaction of Landlord and in compliance with all Applicable Laws. Tenant's repair and maintenance obligations herein shall include, but are not limited to, all necessary maintenance and repairs to all portions of the Building, and all exterior entrances, all glass, windows, window casements, show window moldings, partitions, doors, doorjambs, door closures, hardware, fixtures, electrical lighting and outlets, plumbing fixtures, sewage facilities, interior walls, floors, ceilings, skylights, fans and exhaust equipment, fire extinguisher equipment and systems, the roof of the Building, all HVAC equipment, and all repairs to Specialized HVAC (as hereinafter defined). As part of its maintenance obligations hereunder, Tenant shall, at Landlord's request, provide Landlord with copies of all maintenance schedules regarding the maintenance of the Building, reports and notices prepared by, for, or on behalf of Tenant. Landlord may impose reasonable restrictions and requirements with respect to repairs by Tenant, which repairs shall be at least equal in quality to the original work, and the provisions of Section 8.3 shall apply to all such repairs. Tenant's obligation to repair includes the obligation to replace, as necessary, regardless of whether the benefit of such replacement extends beyond the Term, subject, however, to the following: So long as:

         1.       Tenant is not in default;

         2.       Tenant  submits  reasonably   satisfactory  evidence  of
                  payment and maintenance, including without limitation copies of all invoices, receipts, maintenance records and the like; and

         3. All systems, equipment and other items or things provided herein or contemplated hereby are in good condition, working order and otherwise in compliance with the terms of this Lease;

as soon as reasonably possible after the expiration of the Lease Term, Landlord shall (partially) reimburse Tenant for the reasonable cost of a replacement item pro rata based upon Landlord's reasonable determination of that portion of the useful life of such item which will extend beyond the Term, provided that, prior to making any expenditure for such replacement item:

         A. Tenant notifies Landlord in writing of Tenant's desire to replace the item;

         B. Tenant provides to Landlord adequate information concerning the reasonable cost, anticipated useful life, type of item to be used as a replacement (name, model number, etc.) and such other information as Landlord shall reasonably request; and

         C. Landlord consents to reimburse a portion of the cost of such replacement item as provided herein.

Such consent pursuant to provision C shall not to be unreasonably withheld or delayed, but shall only be required to be given after Landlord receives from Tenant the written notice and other information contemplated by provisions A and B above, which must actually be received by Landlord at least five (5) business days prior to Tenant's proposed purchase of the replacement item. Notwithstanding the fact that Landlord shall make its determination as to whether or not a replacement item is eligible for (partial) reimbursement pursuant to the foregoing provisions within five(5) business days after actual receipt of the written notice and other information contemplated by provisions A and B above, Landlord need not make a determination as to or pay the actual amount of such (partial) reimbursement until the expiration of the Term, Tenant's qualification for the (partial) reimbursement pursuant to provisions 1,2 and 3 above and after Landlord's inspection of the then current condition of the relevant replacement item to be conducted immediately after the end of said Term, Landlord's reasonable determination of the remaining useful life of the replacement item. Any special or above-standard heating, ventilating and air conditioning installed by, on behalf of, or at the request of Tenant ("Specialized HVAC"), shall be paid for and maintained by Tenant at Tenant's sole cost and expense. Notwithstanding the foregoing, Landlord shall have the right, upon Notice to Tenant, to undertake the responsibility for maintenance and repair of automatic fire extinguisher equipment, such as sprinkler systems and alarms, Specialized HVAC and other obligations of Tenant hereunder which Landlord deems appropriate to undertake, in which event the cost thereof shall be included as part of Maintenance Expenses and paid by Tenant in the manner set forth in Section 7.1.

         9.3 Waiver. Tenant hereby waives all rights provided for by the provisions of Sections1941 and 1942 of the California Civil Code and any present or future laws regarding Tenant's right to make repairs at the expense of Landlord or to terminate this Lease because of the condition of the Premises.

         9.4 Self-Help. If Tenant refuses or fails to repair and maintain the Premises as required hereunder within ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, Landlord may enter upon the Premises and make such repairs or perform such maintenance without liability to Tenant for any loss or damage that may accrue to Tenant or its merchandise, fixtures or other property or to Tenant's business by reason thereof, unless due to the negligence or willful misconduct of Landlord. All sums reasonably disbursed, deposited or incurred by Landlord in connection with such repairs or maintenance, plus percent (5%) for overhead, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest at the Applicable Rate on such aggregate amount from the date of such demand until paid by Tenant.


                                    ARTICLE X

                             COMMON AREA AND PARKING

In the event that the Building becomes multi-tenanted, the following shall apply.

         10.1 Grant of Nonexclusive Common Area License and Right. Landlord hereby grants to Tenant and its permitted subtenants, in common with Landlord and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licenses, invitees, subtenants, employees and agents, the nonexclusive license and right to use the Common Area within the Project for vehicular parking, for pedestrian and vehicular ingress, egress and travel, and for such other purposes and for doing such other things as may be provided for, authorized and/or permitted by the Restrictions, such nonexclusive license and right to be appurtenant to Tenant's leasehold estate created by this Lease. The nonexclusive license and rights granted pursuant to the provisions of this ArticleX shall be subject to the provisions of the Restrictions, which pertaining any way to the Common Area covered by such Restrictions, and the provisions of this Lease.

         10.2 Use of Common Area. Notwithstanding anything to the contrary herein, Tenant and its successors, assigns, employees, agents and invitees shall use the Common Area only for the purposes permitted hereby and by the Restrictions and the Rules and Regulations. All uses permitted within the Common Area shall be undertaken with reason and judgment so as not to interfere with the primary use of the Common Area which is to provide parking and vehicular and pedestrian access throughout the Common Area within the Project and to adjacent public streets for the Landlord, Landlord's Agents, its tenants, subtenants and all persons, firms and corporations conducting business within the Project and their respective customers, guests and licensees. In no event shall Tenant erect, install, or place, or cause to be erected, installed, or placed any structure, building, trailer, fence, wall, signs or other obstructions on the Common Area except as otherwise permitted herein and in the Restrictions, and Tenant shall not store or sell any merchandise, equipment or materials on the Common Area.

         10.3 Control of Common Area. Subject to provisions of the Restrictions, all Common Area and all improvements located from time to time within the Common Area shall at all times be subject to the exclusive control and management of the Landlord. Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Area; to police the Common Area from time to time; to change the area, level, location and arrangement of the parking areas and other improvements within the Common Area; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise); to close all or any portion of the Common Area or improvements therein to such extent as may, in the opinion of counsel for Landlord, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the Common Area and/or the improvements thereon; to discourage noncustomer parking; and to do and perform such other acts in and to said Common Area and improvements thereon as, in the use of good business judgment, Landlord shall determine to be advisable.

         10.4 Maintenance of Common Area. Landlord shall operate and maintain (or cause to be operated and maintained) the Common Area in a first-class condition, in such manner as Landlord in its sole discretion shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employee or cause to be employed all personnel and to make or cause to be made all rules and regulations pertaining to or necessary for the proper operation and maintenance of the Common Area and the improvements located thereon. The cost of such maintenance of the Common Area shall be included as part of Project Costs. No part of the Common Area may be used for the storage of any items, including without limitation, vehicles, materials, inventory and equipment. All trash and other refuse shall be placed in designated receptacles. No work of any kind including, but not limited to, painting, drying, cleaning, repairing, manufacturing, assembling, cutting, merchandising or displaying shall be permitted upon the Common Area.

         10.5 Revocation of License. All Common Area and improvements located thereon which Tenant is permitted to use and occupy pursuant to the provisions of this Lease are to be used and occupied under a revocable license and right, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to compensation or diminution or abatement of Rent, and such revocation or diminution of such areas shall not be deemed constructive or actual eviction. It is understood and agreed that the condemnation or other taking or appropriation by any public or quasi-public authority, or sale in lieu of condemnation, of all or any portion of the Common Area shall not constitute a violation of Landlord's agreements hereunder, and Tenant shall not be entitled to participate in or make any claim for any award or other condemnation proceeds arising from any such taking or appropriation of the Common Area. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Landlord shall provide to Tenant the number of vehicle parking spaces set forth in Item15 of the Basic Lease Provisions throughout the Term (subject to the rights of Landlord under this ArticleX).

         10.6 Landlord's Reserved Rights. Landlord reserves the right to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises or outside the Premises, change the boundary lines of the Project and install, use, maintain, repair, alter or relocate, expand and replace any Common Area; provided, however, Landlord shall not unreasonably interfere with Tenant's use of the Premises. Such rights of Landlord shall include, but are not limited to, designating from time to time certain portions of the Common Area as exclusively for the benefit of certain tenants in the Project.

         10.7 Parking. Tenant shall be entitled to the number of vehicle parking spaces set forth in Item15 of the Basic Lease Provisions, which spaces shall be unreserved and unassigned, on those portions of the Common Area designated by Landlord for parking. Tenant shall not use more parking spaces than such number. All parking spaces shall be used only for parking by vehicles no larger than full-size passenger automobiles pick-up trucks or delivery trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, without notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Parking within the Common Area shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, accessways or in any area which would prohibit or impede the free flow of traffic within the Common Area. If Tenant parks vehicles overnight at the Project, Tenant shall indemnify, defend and hold Landlord free and harmless of, from and against any and all claims, demands, suits, damages, losses, liabilities, costs, and/or expenses (including reasonable attorneys' fees) arising out of, resulting from or incurred in connection with the overnight parking of vehicles at the project. Vehicles which have been abandoned or parking in violation of the terms hereof may be towed away at the owner's expense.

                                   ARTICLE XI
                             INDEMNITY AND INSURANCE

         11.1 Indemnification. To the fullest extent permitted by law, Tenant hereby agrees to defend (with attorneys reasonably acceptable to Landlord), indemnify, protect and hold harmless Landlord and Landlord's Agents and any successors to all or any portion of Landlord's interest in the Premises and their directors, officers, partners, employees, authorized agents, representatives, affiliates and Mortgagees, from and against any and all damage, loss, claim, liability and expense including, but not limited to, actual attorneys' fees and legal costs, incurred directly or indirectly by reason of any claim, suit or judgment brought by or on behalf of (i)any person or persons for damage, loss or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons which arise out of, are occasioned by, or are in any way attributable to the use or occupancy of the Premises or the acts or omissions of the Tenant or Tenant's Agents in or about the Premises or the Project (including, but not limited to, any Event of Default hereunder), or (ii)Tenant or Tenant's Agents for damage, loss or expense due to, but not limited to, bodily injury or property damage which arise out of, are occasioned by, or are in any way attributable to the use of any of the Common Area, except to the extent caused by the sole active negligence or willful misconduct of Landlord.

         11.2. Property Insurance. Landlord shall obtain and keep in force during the Term, (i) an "all risk" or "special causes of action" property policy, including earthquake and flood, in the amount of the full replacement cost covering the Premises, the Building and objects owned by Landlord and normally covered under a "Boiler and Machinery" policy and any Alterations made by or at the request of Tenant, and (ii) an "all risk" or "special causes of action" policy of business interruption and/or loss of income insurance covering a period of one (1) year, with loss payable to Landlord to the extent of Monthly Rent and Additional Rent only. Tenant shall within ten (10) days of receipt of Landlord's invoice or statement for such insurance pay or reimburse Landlord the cost of same such insurance in an amount not to exceed Six Thousand Dollars ($6,000.00) per year. Tenant shall maintain and keep in force at its sole cost and expense insurance covering its Personal Property.

         11.3 Liability/Miscellaneous Insurance. Tenant shall maintain in full force and effect at all times during the Term (plus such earlier and later periods as Tenant may be in occupancy of the Premises), at its sole cost and expense, for the protection of Tenant, Landlord and Landlord's Agents and Mortgagees, policies of insurance issued by a carrier or carriers in accordance with Section 11.8 which afford the following coverages: (i)statutory workers' compensation, (ii)employer's liability with minimum limits of Five Hundred Thousand Dollars ($500,000), and (iii)comprehensive/commercial general liability including, but not limited to, blanket contractual liability (including the indemnity set forth in Section11.1), fire and water legal liability, broad form property damage, personal injury, completed operations, products liability, independent contractors, and, if alcoholic beverages are served, or sold in the Premises, comprehensive Host Liquor Liability Insurance, and owned, non-owned and hired vehicles, of not less than the limits set forth in Item17 of the Basic Lease Provisions (or current limit carried, whichever is greater), naming Landlord, the Mortgagees, and the Additional Insureds named in Item16 of the Basic Lease Provisions as additional insureds, and including a cross-liability or severability interests indorsement.

         11.4 Hazardous Materials. In the event Landlord consents to Tenant's use, generation or storage of Hazardous Materials on, under or about the Premises pursuant to Section6.2, and if at any time Tenant's net worth is less than Twenty-Five Million Dollars (25,000,000.00), Landlord shall have the right to require Tenant, at Tenant's sole cost and expense, to purchase insurance specified and approved by Landlord, with coverage of no less than Five Million Dollars ($5,000,000), insuring (i)any Hazardous Materials shall be removed from the Premises, (ii)the Premises shall be restored to a clean, neat, attractive, healthy, safe and sanitary condition, and (iii)any liability of Tenant, Landlord and Landlord's Agents arising from such Hazardous Materials.

         11.5 Deductibles; Blanket Coverage. Any policy of Property Insurance required pursuant to this Lease containing a deductible exceeding Five Thousand Dollars ($5,000) per occurrence must be approved in writing by Landlord prior to the issuance of such policy, which approval shall not be unreasonably withheld. Tenant shall be solely responsible for the payment of any deductible. Any Property Insurance required of Tenant pursuant to this Lease may be provided by means of a so-called "blanket policy", so long as (i)the Premises are specifically covered (by rider, endorsement or otherwise), (ii)the limits of the policy are applicable on a "per location" basis to the Premises and provide for restoration of the aggregate limits, and (iii)the policy otherwise complies with the provisions of this Lease.

         11.6 Increased Coverage. In the event that Tenant exercises its Option to Extend as defined in the Rider No. 1 to Lease attached hereto,

Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or the Mortgagees may reasonably require, in coverages and amounts comparable to similar users and buildings in the general area.

         11.7 Sufficiency of Coverage. Neither Landlord nor any of Landlord's Agents makes any representation that the types of insurance and limits specified to be carried by Tenant under this Lease are adequate to protect Tenant. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. Nothing contained herein shall limit Tenant's liability under this Lease, and Tenant's liability under any provision of this Lease, including without limitation under any indemnity provisions, shall not be limited to the amount of any insurance obtained.

         11.8 Insurance Requirements. Tenant's insurance (i)shall be in accordance with the above requirements and shall be carried with companies that have a Best's policyholder's rating of not less than "A", (ii)shall provide that such policies shall not be subject to cancellation except after at least thirty
(30) days prior written notice to Landlord, and (iii)shall be primary, and any insurance carried by Landlord or Landlord's Agents shall be noncontributing. Tenant's policy or policies, or duly executed certificates for them shall be deposited with Landlord prior to the Commencement Date. Prior to renewal of such policies a binder evidencing continued coverage shall be deposited with Landlord, which binder shall be replaced by a certificate of insurance within sixty (60) days. If Tenant fails to procure and maintain the insurance required to be procured by Tenant under this Lease, Landlord may, but shall not be required to, order such insurance at Tenant's expense. All sums reasonably disbursed, deposited or incurred by Landlord in connection therewith including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant. Notwithstanding the foregoing, if Landlord orders such insurance on Tenant's behalf, and Tenant did in fact maintain such insurance without interruption as required in this Section 11.8, then Landlord shall bear the cost of the insurance that Landlord ordered on Tenant's behalf.

         11.9 Landlord's Disclaimer. Notwithstanding any other provisions of this Lease, and to the fullest extent permitted by law, Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from theft, vandalism, fire, explosion, falling materials, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the sole active negligence or willful misconduct of Landlord. Tenant shall give prompt Notice to Landlord in case of a casualty, accident or repair needed to the Premises.

         11.10 Waiver of Subrogation. Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to any person or the waiving party's property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have or is required to have in force at the time of the loss or damage. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, public liability, worker's compensation, and other insurance maintained during the Term of this Lease covering the Building, or any portion of it, or operations in it, a waiver of all rights of subrogation that the insurer of one party might have against the other party. Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain this waiver.

                                   ARTICLE XII

                              DAMAGE OR DESTRUCTION

         12.1 Landlord's Obligation to Rebuild. If the Premises are damaged or destroyed by fire or other casualty (a "Casualty"), Tenant shall promptly give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Sections12.4 and 12.5 unless Landlord has the right to terminate this Lease as provided in Section12.2 and Landlord elects to so terminate or Tenant has the right to terminate this Lease as provided in Section12.3 and Tenant elects to so terminate.

         12.2 Landlord's Right to Terminate. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs:
(i)insurance proceeds (together with any additional amounts Tenant elects, at is option, to contribute) are not available to Landlord to pay one hundred percent (100%) of the cost to fully repair the Premises, excluding the deductible (for which Tenant shall pay Tenant's share of such deductible; (ii)Landlord's Architect determines that the Premises cannot, with reasonable diligence, be fully repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors including, but not limited to, Hazardous Materials, earthquake faults, radiation, chemical waste and other similar dangers) within one hundred eighty (180) days after the date of such Casualty; (iii)the Premises are destroyed or damaged during the last twelve (12) months of the Term; or
(iv)an Event of Default has occurred and is continuing at the time of such Casualty and continues unabated for thirty (30) days thereafter. If Landlord elects to terminate this Lease following a Casualty pursuant to this Section12.2, Landlord shall give Tenant Notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate fifteen (15) days after the date of such Notice.

         12.3 Tenant's Right to Terminate. Subject to the latter terms hereof, Tenant shall have the right to terminate this Lease following the destruction of the Premises (or damage to the Premises so extensive as to reasonably prevent Tenant's substantial use and enjoyment of the Premises) if any of the following occurs: (i)the Premises cannot, with reasonable diligence, be fully repaired by Landlord within two hundred (200) days after the date of the damage or destruction, as determined by Landlord's Architect; (ii)the Premises cannot safely be repaired because of the presence of hazardous factors, including Hazardous Materials, earthquake faults, radiation, chemical waste and other similar dangers; or (iii)the damage or destruction occurs during the last twelve
(12) months of the Term and cannot, with reasonable diligence, be fully repaired by Landlord within ninety (90) days after the date of the destruction or damage, as determined by Landlord's Architect. Notwithstanding the foregoing, Tenant shall not have the right to terminate under this Section12.3 if (a)an Event of Default has occurred and is continuing at the time of such damage or destruction or at the time of exercising the right to terminate, or (b)the damage or destruction was caused, in whole or in part, by the act or omission of Tenant's or Tenant's Agents. If Tenant elects to terminate this Lease pursuant to this Section12.3, Tenant shall give Landlord Notice of its election to terminate within thirty (30) days after the date of such damage or destruction, and this Lease shall terminate fifteen (15) days after the date of such Notice.

         12.4 Effect of Termination. If this Lease is terminated following a Casualty pursuant to Section12.2 or Section12.3, Landlord shall, subject to the rights of the Mortgagees, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property. If neither party exercises any such right to terminate this Lease, this Lease will continue in full force and effect, and Landlord shall, promptly following the tenth (10th) day after the date of such Casualty and receipt of the amounts set forth in clause (i) of Section 12.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable. Tenant shall fully cooperate with Landlord in removing Tenant's Personal Property and any debris from the Premises to facilitate the making of such repairs.

         12.5 Limited Obligation to Repair. Landlord's obligation, should it elect or be obligated to repair the Premises following a Casualty, shall be limited to the basic Building and Tenant Improvements and Tenant shall, at its expense, replace or fully repair all Tenant's Personal Property and any Alterations installed by Tenant existing at the time of such Casualty. If the Premises are to be repaired in accordance with the foregoing, Tenant shall make available to Landlord any portion of insurance proceeds it receives which are allocable to the Tenant Improvements.

         12.6  Abatement  of Monthly  Rent.  During  any period  when a mutually agreed upon third party architect reasonably determines that there is substantial interference with Tenant's use of the Premises by reason of a Casualty, Monthly Rent shall be temporarily abated in proportion to the degree of such substantial interference, but only to the extent of any business interruption or loss of income insurance proceeds received by Landlord from Tenant's insurance described in Section11.2. Such abatement shall commence upon the date Tenant notifies Landlord of such Casualty and shall end upon the

Substantial Completion of the repair of the Premises which Landlord undertakes or is obligated to undertake hereunder. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, Tenant's Personal Property or other damage or any inconvenience occasioned by a Casualty or by the repair or restoration of the Premises thereafter, including, but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant. Tenant hereby waives the provisions of Section1932(2) and Section1933(4) of the California Civil Code, and the provisions of any similar or successor statues.

         12.7 Landlord's Determination. The determination in good faith by a mutually agreed upon third party architect of or relating to the estimated cost of repair of any damage, replacement cost, the time period required for repair or the interference with or suitability of the Premises for Tenant's use or occupancy shall be conclusive for purposes of this ArticleXII and ArticleXIII.


                                  ARTICLE XIII

                                  CONDEMNATION

         13.1 Total Taking--Termination. If title to the Premises or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date possession of the Premises or part thereof is so taken.

         13.2 Partial Taking. If any part of the Premises is taken for any public or quasi-public use under any statute or by right of eminent domain and the remaining part is reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Monthly Rent shall be reduced in the same proportion than the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, as reasonably determined by Landlord or Landlord's Architect. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises. If severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, Landlord may terminate this Lease upon Notice to Tenant. Monthly Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is substantial interference with Tenant's use of the Premises, as reasonably determined by Landlord or Landlord's Architect. Each party hereby waives the provisions of Section1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

         13.3 No Apportionment of Award. Any award for any partial or total taking shall be apportioned between the respective interests of Landlord and Tenant in accordance with California law.

         13.4 Temporary Taking. No temporary taking of the Premises (which for purposes hereof shall mean a taking of all or any part of the Premises for one hundred eighty (180) days or less) shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason for such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Section13.4.

         13.5 Sale Under Threat of Condemnation. A sale made in good faith to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this ArticleXIII.


                                   ARTICLE XIV

                            ASSIGNMENT AND SUBLETTING

         14.1 Prohibition. Tenant shall not directly or indirectly, voluntarily or by operation of law, assign (which term shall include any transfer, assignment, pledge, mortgage or hypothecation) this Lease, or any right or interest hereunder, or sublet the Premises or any part thereof, or allow any other person or entity to occupy or use all or any part of the Premises without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld. No assignment, encumbrance, subletting, or other transfer in violation of the terms of this Article XIV, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise shall be valid or effective and, at the option of Landlord, shall constitute an Event of Default under this Lease. To the extent not prohibited by provisions of the Bankruptcy Code of 1978, 11 U.S.C.

Section 101 et seq. (the "Bankruptcy Code"), Tenant on behalf of itself, creditors, administrators and assigns waives the applicability of Sections 541(c) and 365(e) of the Bankruptcy Code unless the proposed assignee of the trustee for the estate of the bankrupt meets Landlord's standards for consent as set forth role. Landlord has entered into this Lease with Tenant in order to obtain for the benefit of the project the unique attraction of Tenant's name and business; the foregoing prohibition on assignment or subletting is expressly agreed to by Tenant in consideration of such fact. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the proceeding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and earlier to Landlord an instrument confirming such assumption.

         14.2 Landlord's Consent. In the event Landlord consents to any assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this ArticleXIV and the same shall apply to each successive assignment or subletting hereunder, if any. In no event shall Landlord's consent to an assignment or subletting affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), or relieve Tenant of any of its obligations hereunder without an express written release being given by Landlord. In the event that Landlord shall consent to an assignment or subletting under this ArticleXIV, such assignment or subletting shall not be effective until the assignee or sublessee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee or sublessee shall agree that the provisions contained in this Lease shall, notwithstanding such assignment or subletting, continue to be binding upon it with respect to all future assignments and sublettings. Such assignment or sublease agreement shall be duly executed and fully executed copy thereof shall be delivered to Landlord, and Landlord may collect Monthly Rent and Additional Rent due hereunder directly from the assignee or sublessee. Collection of Monthly Rent and Additional Rent directly from an assignee or sublessee shall not constitute a recognition of such assignee or sublessee as the Tenant hereunder or a release of Tenant from the performance of all of its obligations hereunder.

         14.3 Information. Regardless of whether Landlord's consent is required under this ArticleXIV, Tenant shall notify Landlord in writing of Tenant's intent to assign this Lease or any right or interest hereunder, or to sublease the Premises or any part thereof, and of the name of the proposed assignee or sublessee, the nature of the proposed assignee's or sublessee's business to be conducted on the Premises, the terms and provisions of the proposed assignment or sublease, a copy of the proposed assignment or sublease form, and such other information as Landlord may reasonably request concerning the proposed assignee or sublessee including, but not limited to, net worth, income statements and other financial statements for a two-year period preceding Tenant's request for consent, evidence of insurance complying with the requirements of ArticleXI, a completed Environmental Questionnaire from the proposed assignee or sublessee, and the fee described in Section14.7.

         14.4 Standard for Consent. Landlord shall, within thirty (30) days of receipt of such Notice and all information requested by Landlord concerning the proposed assignee or sublessee, elect to take one of the following actions:

                  (a) consent to such proposed assignment or sublease;

                  (b) refuse to consent to such proposed assignment or sublease, which refusal shall be on reasonable grounds; or

                  (c) if Tenant proposes to sublease all or part of the Premises for the entire remaining Term, Landlord may, at its option exercised by thirty
(30) days Notice to Tenant, elect to recapture such portion of the Premises as Tenant proposes to sublease and as of the thirtieth (30th) day after Landlord so notifies Tenant of its election to recapture, this Lease shall terminate as to the portion of the premises recaptured and the Monthly Rent payable under this Lease shall be reduced in the same proportion that the floor area of that portion of the Premises so recaptured bears to the floor area of the Premises prior to such recapture.

         Tenant agrees, by way of example and without limitation, that it shall not be unreasonable for Landlord to withhold its consent to a proposed assignment or subletting if any of the following situations exist or may exist:

                        (i) Landlord determines that the proposed assignee's or sublessee's use of the Premises conflicts with ArticleV or ArticleVI, presents an unacceptable risk, as determined by Landlord, under ArticleVI (and Landlord may require such assignee or sublessee to complete the Environmental Questionnaire in the manner described in Section6.5 prior to making such determination), or conflicts with any other provision under this Lease;

                        (ii) Landlord determines that the proposed assignee or sublessee is not as financially responsible as Tenant as of the date of Tenant's request for consent or as of the effective date of such assignment or subletting;

                        (iii) Landlord determines that the proposed assignee or sublessee lacks sufficient business reputation or experience to conduct on the Premises a business of a type and quality equal to that conducted by Tenant;

                        (iv) Landlord determines that the proposed assignment or subletting would breach a covenant, condition or restriction in some other lease, financing agreement or other agreement relating to the Project, the Building, the Premises or this Lease;

                        (v) Landlord determines that the proposed assignee or sublessee (a) has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if such contamination resulted from the proposed assignee's or sublessee's actions or use of the property in questions, or (b) is subject to any enforcement order issued by an governmental authority in connection with the use, disposal or storage of a Hazardous Material; or

                        (vi) An Event of Default has occurred and is continuing at the time of Tenant's request for Landlord's consent, or as of the effective date of such assignment or subletting.

                  Tenant acknowledges that if Tenant has any exterior sign rights under this Lease, such rights are personal to Tenant and may not be assigned or transferred to any assignee of this Lease or sublessee of the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion.

         14.5 Bonus Value. Tenant agrees that fifty percent (50%) of any amounts paid by the assignee or sublessee, however described, in excess of (i)the monthly Rent payable by Tenant hereunder (or, in the case of sublease of a portion of the Premises, in excess of the Monthly Rent reasonably allocable to such portion), plus (ii)Tenant's direct out-of-pocket costs which Tenant certifies to Landlord have been paid to provide occupancy-related services to such assignee or sublessee of a nature commonly provided by landlords of similar space, shall be the property of Landlord and such amounts shall be payable directly to Landlord by the assignee or sublessee. At Landlord's request, a written agreement shall be entered into by and among Tenant, Landlord and the proposed assignee or sublessee confirming the requirements of this Section14.5.

         14.6 Certain Transfers. The sale of all or substantially all of Tenant's assets (other than bulk sales in the ordinary course of business), or, if Tenant is a corporation, an unincorporated association, or a partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) (except for publicly traded shares of stock constituting a transfer of fifty percent (50%) or more in the aggregate, so long as no change in the controlling interests of Tenant occurs as a result thereof) shall be deemed an assignment within the meaning and provisions of this ArticleXIV.

         14.7 Landlord's Fee and Expenses. If Tenant requests Landlord's consent to an assignment or subletting by Tenant under this Lease, Tenant shall pay to
Landlord a fee of Three Hundred Dollars ($300) and all of Landlord's out-of-pocket expenses including, but not limited to, attorneys' fees reasonably incurred related to such assignment or subletting by Tenant, whether or not the assignment or subletting is approved.

         14.8 Transfer of the Premises by Landlord. Upon any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment, and Tenant agrees to attorn to any entity purchasing or otherwise acquiring the Premises.


                                   ARTICLE XV

                              DEFAULTS AND REMEDIES

         15.1 Tenant's Default. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur (each is called an "Event of Default"):

                   (a) Tenant fails to pay the Rent payable hereunder, as and when due, for a period of three (3) days after Notice by Landlord; provided, however, the Notice given hereunder shall be in lieu of, and not in addition to, any notice required under Section1161, et seq., of the California Code of Civil Procedure;
                   (b) Tenant attempts to make or suffers to be made any transfer, assignment or subletting, except as provided in ArticleXIV hereof;

                   (c) Any of Tenant's rights under this Lease are sold or otherwise transferred by or under court order or legal process or otherwise or if any of the actions described in Section15.2 are taken by or against Tenant or any Guarantor;

                   (d) The Premises are used for any purpose other than as permitted pursuant to Article V;

                   (e) Tenant vacates or abandons the Premises or fails to continuously and uninterruptedly conduct its business in the Premises and thereafter fails to pay rent:

                   (f) Any representation or warranty given by Tenant under or in connection with this Lease proves to be materially false or misleading;

                   (g) Tenant  fails to timely  comply  with the  provisions  of
Article VI ("Hazardous Materials"), Article XIV ("Assignment and Subletting"),

Article XVI ("Subordination; Estoppel Certificate; Financials"), Section 21.5 ("Modifications for Mortgagees") or Section21.19 ("Authority"); or

                  (h) Tenant fails to observe, keep, perform or cure within thirty (30) days after Notice by Landlord any of the other terms, covenants, agreements or conditions contained in this Lease or those set forth in any other agreements or rules or regulations which Tenant is obligated to observe or perform. In the event such default reasonably could not be cured or corrected within such thirty (30) day period, but is reasonably susceptible to cure or correction, then Tenant shall not be in default hereunder if Tenant commences the cure or correction of such default within such default within such thirty(30) day period and diligently prosecutes the same to completion after commencing such cure or correction. The Notice required by his subparagraph15.1(h) shall be in lieu of, and not in addition to, any notice required under Section1161, et seq., of the California Code of Civil Procedure.

Notices given under this Section15.1 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such Notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the Notice.

         15.2 Bankruptcy or Insolvency. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency or reorganization proceeding. In the event:

                   (a) A court makes or enters any decree or order adjudging Tenant to be insolvent, or approving as properly filed by or against Tenant a petition seeking reorganization or other arrangement of Tenant under any provisions of the Bankruptcy Code or any applicable state law, or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days;

                   (b) Tenant makes or suffers any transfer which  constitutes a
fraudulent  or  otherwise   avoidable  transfer  under  any  provisions  of  the
Bankruptcy Code or any applicable state law;

                   (c) Tenant generally assigns its assets for the benefit of its creditors; or

                   (d) The material part of the property of Tenant or any property essential to Tenant's business or of Tenant's interest in this Lease is sequestered, attached or executed upon, and Tenant fails to secure a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier.

                   Then this Lease shall, at Landlord's election, immediately terminate and be of no further force or effect whatsoever, without the necessity for any further action by Landlord, except that Tenant shall not be relieved of obligations which have accrued prior to the date of such termination. Upon such termination, the provisions herein relating to the expiration or earlier termination of this Lease shall control and Tenant shall immediately surrender the Premises in the condition required by the provisions of this Lease. Additionally, Landlord shall be entitled to all relief, including recovery of damages from Tenant, which may from time to time be permitted, or recoverable, under the Bankruptcy Code or any other applicable state laws.

         15.3 Landlord's Remedies. Upon the occurrence of an Event of Default, then, in addition to and without waiving any other rights and remedies available to Landlord at law or in equity or otherwise provided in this Lease, Landlord may, at its option, cumulatively or in the alternative, exercise the following remedies:

                  (a) Landlord may terminate Tenant's right to possession of the Premises, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. No act by Landlord other than giving Notice to Tenant of Landlord's election to terminate Tenant's right to possession shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Termination shall terminate Tenant's right to possession of the Premises, but shall not relieve Tenant of any obligation under this Lease which has accrued prior to the date of such termination. Upon such termination, Landlord shall have the right to re-enter the Premises, and remove all persons and property, and Landlord shall also be entitled to recover from
Tenant:

                        (i) The worth of the time of award of the unpaid Monthly Rent and Additional Rent which had been earned at the time of termination;

                        (ii) The worth at the time of award of the amount by which the unpaid Monthly Rent and Additional Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                        (iii) The worth at the time of award of the amount by which the unpaid Monthly Rent and Additional Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

                        (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's default including, but not limited to, the cost of recovering possession of the Premises, commissions and other expenses of reletting, the cost of rectifying any damage to the Premises occasioned by the act or omission of Tenant, reasonable attorneys' fees, and any other reasonable costs; and
                        (v) At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law.

                  As used in subsections (1) and (ii) above, the "worth at the time of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus three percent (3%).

                  (b) Landlord may elect not to terminate Tenant's right to possession of the Premises, in which event this Lease will continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all Rent as it becomes due. In the event that Landlord elects to avail itself of the remedy provided by this subparagraph 15.3(b), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease. In addition, in the event Tenant has entered into a sublease which is valid under the terms of this Lease, Landlord may also, at its option, cause Tenant to assign to Landlord the interest of Tenant under said sublease including, but not limited to, Tenant's right to payment of Rent as it becomes due. Landlord may elect to enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises including, but not limited to, broker's commissions, expenses of cleaning and remodeling the Premises required by the reletting, attorneys' fees and like costs. Reletting can be for a period shorter or longer than the remaining Term of this Lease and for the entire Premises or any portion thereof. Tenant shall pay to Landlord the Monthly Rent and Additional Rent due under this Lease on the dates the Monthly Rent and such Additional Rent are due, less the Rent Landlord actually collects from any reletting. Except as provided in the preceding sentence, if Landlord relets the Premises or any portion thereof, such reletting shall not relieve Tenant of any obligation hereunder. Notwithstanding the above, no act by Landlord allowed by this subparagraph15.3(b) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

         15.4 No Surrender. Tenant waives any right of redemption or relief from forfeiture under California Code of Civil Procedure, Sections1174 and 1179, or under any other present or future law in the event Tenant is evicted or Landlord or Landlord's Agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's Agent shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of this Lease or a surrender of the Premises.

         15.5 Interest on Late Payments. Any Rent due under this Lease that is not paid to Landlord within five (5) days of the date when due shall commence to bear interest at the Applicable Rate until fully paid. Neither the accrual nor the payment of interest shall cure any default by Tenant under this Lease.

         15.6 Attorneys' and Other Fees. All sums reasonably incurred by Landlord in connection with an Event of Default or holding over of possession by Tenant after the expiration or termination of this Lease including, but not limited to, all reasonably costs, expenses and reasonable accountants', appraisers', attorneys' and other professional fees, and any collection agency or other collection charges, shall be due and payable by Tenant to Landlord on demand, and shall bear interest at the Applicable Rate from the date of such demand until paid by Tenant. In addition, in the event that any action shall be instituted by either of the parties hereto for the enforcement of any of its rights in and under this Lease, the party in whose favor judgment shall be rendered shall be entitled to recover from the other party all expenses reasonably incurred by the prevailing party in such action, including actual costs and reasonable attorneys' fees.

         15.7 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of Notice by Tenant to Landlord (and the Mortgagees who have provided Tenant with notice) specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

         15.8 Limitation of Landlord's Liability. The obligations of Landlord do not constitute the personal obligations of the individual limited partners if a partnership or if a corporation the, trustees, directors, officers or shareholders of Landlord or its constituent partners. If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord Notice of the same. If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Building, and no action for any deficiency may be sought or obtained by Tenant.

         15.9 Mortgagee Protection. Upon any default on the part of Landlord, Tenant will give notice by registered or certified mail to any Mortgagee who has provided Tenant with notice of its interest together with an address for receiving notice, and shall offer such Mortgagee a reasonable opportunity to cure the default (which in no event shall be less than sixty (60) days, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary, to effect a cure. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned by Landlord is an express third-party beneficiary hereof. Tenant shall not make any prepayment of Monthly Rent more than one (1) month in advance without the prior written consent of such Mortgagee. Tenant waives any right under California Civil Code, Section 1950.7, or any other present or future law to the collection of any deposit from such Mortgagee or any purchaser at a foreclosure sale of such Mortgagee's interest unless such Mortgagee or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the Mortgagee with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such Mortgagee. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such Mortgagee's loan to Landlord.

         15.10 Landlord's Right to Perform. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may subject to Tenant's right to cure following notice under this Lease (but shall not be obligated to), at Tenant's expense, and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums paid by Landlord and all penalties, interest and costs including, but not limited to, collection costs and attorneys' fees reasonably incurred in connection therewith, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

         15.11 Limitation of Actions Against Landlord. Any claim, demand or right of any kind by Tenant which is based upon or arises in connection with this Lease shall be barred unless Tenant commences an action thereon within one
(1) year of the date of discovery by Tenant of the act, omission, event or default upon which the claim, demand or right arises, has occurred.

         15.12 Waiver of Jury Trial. To the full extent permitted by law, the parties hereby waives the right to trial by jury in any action, proceeding or counterclaim brought by either party on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.


                                   ARTICLE XVI

                 SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS

         16.1 Subordination, Attornment and Non-Disturbance. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any Mortgagee or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to (1)all ground leases or underlying leases which may now exist or hereafter be executed in any amount for which the Project, the Building, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Landlord or any such Mortgagee or ground lessor shall have the right, at its election, to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. No subordination shall permit material interference with Tenant's rights hereunder, and any ground lessor or Mortgagee shall recognize Tenant and its permitted successors and assigns as the tenant of the Premises and shall not disturb Tenant's right to quiet possession of the Premises during the Term so long as no Event of Default has occurred and is continuing under this Lease. If Landlord's interest in the Premises is acquired by any ground lessor or Mortgagee, or in the event proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any Mortgage made by Landlord covering the Premises or any part thereof, or in the event a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor in interest to Landlord, attorn to and become the Tenant of the successor in interest to Landlord and recognize such successor in interest as the Landlord under this Lease. Although this Section16.1 is self-executing, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in a commercially reasonable formor requested by Landlord, or any Mortgagee or ground lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such Mortgage, or evidencing the attornment of Tenant to any successor in interest to Landlord as herein provided. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute an event of Default hereunder.

         16.2 Estoppel Certificate. Tenant shall, within twenty (20) days following written request by Landlord, execute and deliver to Landlord any documents, including estoppel certificates, in a form reasonably required by Landlord (i)certifying that this Lease is unmodified and in full force and effect or, if modified, attaching a copy of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (ii)acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord or stating the nature of any uncured defaults, (iii)evidencing the status of this Lease as may be required by a Mortgagee or a purchaser of the Premises, (iv)certifying the current Monthly Rent among and the amount and form of Security Deposit on deposit with Landlord, and (v)certifying to such other information as Landlord, Landlord's Agents, Mortgagees and prospective purchasers may reasonably request including, but not limited to, any requested information within the requirements of this Lease including Article 6 regarding Hazardous Materials. Tenant's failure to deliver an estoppel certificate within twenty
(20) days after delivery of Landlord's written request therefor shall constitute an Event of Default hereunder.

         16.3 Financial Information. Tenant shall deliver to Landlord, prior to the execution of this Lease, and within ten (10) days following written request therefor by Landlord at any time during the Term, Tenant's current financial statements, and Tenant's financial statements for the two (2) years prior to the current fiscal financial statement's year, certified to be true, accurate and complete by the chief financial officer of Tenant, including a balance sheet and profit and loss statement for the most recent prior year (collectively, the "Statements"), which Statement shall accurately and completely reflect the financial condition of Tenant. Landlord agrees that it will keep the Statements confidential, except that Landlord shall have the right to deliver the same to any proposed purchaser of the Premises, the Project or any portion thereof, and to the Mortgagees of Landlord or such purchaser. Tenant acknowledges that Landlord is relying on the Statements in its determination to enter into this Lease, and Tenant represents to Landlord, which representation shall be deemed made on the date of this Lease, that no material adverse change in the financial condition of Tenant, as reflected in the Statements, has occurred since the date Tenant delivered the Statements to Landlord. If any material change in Tenant's financial condition, as reflected in the Statements, occurs prior to the date of this Lease, or if Tenant fails to inform Landlord of any such material change, Landlord shall have the right, in addition to any other rights and remedies of Landlord, to terminate this Lease by notice to Tenant given within fifteen (15) thirty (30) days after Landlord learns of such material change.


                                  ARTICLE XVII

                               SIGNS AND GRAPHICS

         Landlord shall designate the location on the Premises for one (1) exterior identification sign for Tenant. Tenant shall have no right to maintain identification signs in any other location in, or about the Premises (other than a sign on the entrance door) and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of the permitted sign shall be subject to Landlord's written approval prior to installation, which approval shall not be unreasonably withheld. The cost of all signs and graphics, including the installation, maintenance and removal thereof, shall be at Tenant's sole cost and expense. Landlord shall ensure that the existing monument sign is blank and is in good condition and repair prior to Tenant's occupancy of the Premises. If Tenant fails to maintain its signs, or if Tenant fails to remove its name placard from the monument sign, upon termination of this Lease and repair any damage caused by such removal (including, but not limited to, repainting the affected area, if required by Landlord), Landlord may do so at Tenant's expense. All sums reasonably disbursed, deposited or incurred by Landlord in connection with such removal including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant by Landlord on deemed by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.


                                  ARTICLE XVIII

                                 QUIET ENJOYMENT

         Landlord for itself and its successors in interest, covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against nay person claiming the same by, through or under Landlord.

                                   ARTICLE XIX

                             SURRENDER; HOLDING OVER

                        19.1 Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition existing as of the completion of the Work defined in the Workletter attached hereto as Exhibit "C", normal wear and tear and acts of God excepted, in a clean and broom swept condition with all interior walls in good repair,, the HVAC equipment, plumbing, electrical and other mechanical installations in good operating order, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations which Landlord requires Tenant to remove pursuant to Section 8.1 and all Tenant's Personal Property, and shall repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property which Tenant is authorized and obligated to remove pursuant to the above, and such failure continues after the termination of this Lease, Landlord any retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall pay to Landlord, upon demand, the costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with attorneys' fees and interest on said amounts at the Applicable Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant hereby agrees to indemnify Landlord and Landlord's Agents against all loss or liability resulting from any delay by Tenant in so surrendering the Premises.

         19.2 Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term with the prior written consent of Landlord, such possession shall constitute a month-to-month tenancy only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term without the prior written consent of Landlord, such possession shall constitute a tenancy at sufferance. In either of such events, Monthly Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Monthly Rent payable during the last month of the Term, and any other sums due hereunder shall be payable in the amounts and at the times specified in this Lease. Any such tenancy shall be subject to every other term, condition, and covenant contained in this Lease.


                                   ARTICLE XX

                       CONSTRUCTION OF TENANT IMPROVEMENTS

         The obligations of Landlord and Tenant, if any, with respect to the Tenant Improvements, are set forth in the Work Letter attached as ExhibitC. It is acknowledged and agreed that all Tenant Improvements under this Lease are and shall be the property of Landlord from and after their installation, Tenant's Personal Property excepted.

                                   ARTICLE XXI

                    MISCELLANEOUS AND INTERPRETIVE PROVISIONS

         21.1 Broker. Landlord and Tenant each warrant and represent to the other that neither has had any dealings with any real estate broker, agent or finder in connection with the negotiation of this Lease or the introduction of the parties to this transaction, except for the Broker (whose commission shall be paid by Landlord), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. In the event of any additional claims for brokers' or finders' fees with respect to this Lease, Tenant shall indemnify, hold harmless, protect and defend Landlord from and against such claims if they shall be based upon any statement or representation or agreement made by Tenant, and Landlord shall indemnify, hold harmless, protect and defend Tenant from and against such claims if they shall be based upon any statement, representation or agreement made by Landlord.


         21.2 Examination of Lease. Submission of this Lease for examination or signature by Tenant does not create a reservation of or option to lease. This Lease shall become effective and binding only upon full execution of this Lease by both Landlord and Tenant.

         21.3 No Recording. Tenant shall not record this Lease or any memorandum of this Lease without Landlord's prior written consent, but if Landlord so requests, Tenant agrees to execute, have acknowledged and deliver a memorandum of this Lease in recordable form which Landlord thereafter may file for record.

         21.4 Quitclaim. Upon any termination of this Lease Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Premises by reason of this Lease or otherwise.

         21.5 Modifications for Mortgagees. If in connection with obtaining financing for the Premises or any portion thereof, Landlord's Mortgagees shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not adversely affect Tenant's rights, unreasonably interfere with Tenant's use or enjoyment of the Premises, or increase the monetary obligations of Tenant hereunder. Tenant's failure to so consent shall constitute an Event of Default under this Lease.

         21.6 Notice. Any Notice required or desired to be given under this Lease shall be in writing and shall be addressed to the address of the party to be served. The addresses of Landlord and Tenant are as set forth in Items1 and 3, respectively, of the Basic Lease Provisions, except that (a)prior to the Commencement Date, the address for Notices to Tenant shall be as set forth opposite Tenant's signature on this Lease, and (b)from and after the Commencement Date, notwithstanding the addresses for Tenant set forth in Item3 of the Basic Lease Provisions, all Notices regarding the operation and maintenance of the Project shall be delivered to Tenant at the Premises. Each such Notice shall be deemed effective and given (i)upon receipt, if personally delivered (which shall include delivery by courier or overnight delivery service), (ii)upon being telephonically confirmed as transmitted, if sent by telegram, telex or telecopy, (iii)two (2) business days after deposit in the United States mail in orange County or in the count in which the Premises are located, certified and postage prepaid, properly addressed to the party to be served, or (iv)upon receipt if sent in any other way. Any party hereto may from time to time, by Notice to the other in accordance with this Section21.6, designate a different address than that set forth above for the purposes of Notice.

         21.7 Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

         21.8 Executed Copy. Any fully executed copy of this Lease shall be deemed an original for all purposes.

         21.9 Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

         21.10 Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

         21.11 Survival. All covenants and indemnities set forth herein which contemplate the payment of sums, or the performance by Tenant after the Term or following an Event of Default, including specifically, not limited to, the covenants and indemnities set forth in Section5.3, ArticleVI, ArticleVII, Section8.1, Section9.2, Section11.1, Section11.9, ArticleXV, and ArticleXIX, and all representations and warranties of Tenant, shall survive the expiration or sooner termination of this Lease.

         21.12 Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

         21.13 Gender; Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, the singular includes the plural and the plural includes the singular.

         21.14 Non-Agency. It is not the intention of Landlord or Tenant to create hereby a relationship of master-servant or principal-agent, and under no circumstance shall tenant herein be considered the agent of Landlord, it being the sole purpose and intent of the parties hereto to create a relationship of landlord and tenant.

         21.15 Successors. The terms, covenants, conditions and agreements contained in this Lease shall, subject to the provisions as to assignment, subletting, and bankruptcy contained herein and any other provisions restricting successors or assigns, apply to and bind the heirs, successors, legal representatives and assigns of the parties hereto.

         21.16 Waiver; Remedies Cumulative. The waiver by either party of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with all of the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any proceeding breach by Tenant of any provisions, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular Rent payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent payment. Landlord's acceptance of any check, letter of payment shall in no event be deemed an accord and satisfaction, and Landlord shall accept the check, letter or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy available to it. The rights and remedies of either party under this Lease shall be cumulative and in addition to any and all other rights and remedies which either party has or may have.

         21.17 Unavoidable Delay. Except for the monetary obligations of Tenant under this Lease, neither party shall be chargeable with, liable for, or responsible to the other for anything or in any amount for any Unavoidable Delay and any Unavoidable Delay shall not be deemed a breach of or default in the performance of this Lease, it being specifically agreed that any time limit provision contained in this Lease (other than the scheduled expiration of the Term) shall be extended for the same period of time lost by Unavoidable Delay.

         21.18 Entire Agreement. This Lease is the entire agreement between the parties, and supersedes any prior agreements, representations, negotiations or correspondence between the parties, except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

         21.19 Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of the corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. If Tenant is a corporation, Tenant shall, if requested by Landlord, within thirty (30) days after execution of this Lease and prior to entering into possession of the Premises, deliver to Landlord a certified copy of a resolution of the Board of Directors of the corporation or certificate of the Secretary of the corporation, authorizing, ratifying or confirming the execution of this Lease. If Tenant is a partnership, Tenant shall, if requested by Landlord, within thirty (30) days after the execution of this Lease and prior to entering into possession of the Premises, deliver to Landlord a certified copy of this partnership agreement authorizing such execution.

         21.20 Guaranty. All exhibits, amendments, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease. In the event of variation or discrepancy, the duplicate original hereof (including exhibits, amendments, riders and addenda, if any, specified above) held by Landlord shall control. All references in this Lease to Articles, Sections, Exhibits, Riders and clauses are made, respectively, to Articles, Sections, Exhibits, Riders and clauses of this Lease, unless otherwise specified.

         21.22 Basic Lease Provisions. The Basic Lease Provisions at the beginning of this Lease are intended to provide general information only. In the event of any inconsistency between the Basic Lease Provisions and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

         21.23 No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subtenancies.

         21.24 Joint and Several Obligations. If more than one person or entity is Tenant, the obligations imposed on each such person or entity shall be joint and several.

         21.25 No Light or Air Easement. Any diminution or shutting off of light or air by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease, abate Rent or otherwise impose any liability on Landlord. This Lease does not confer any right with regard to the subsurface below the ground level of the Building.

         21.26 Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, Tenant's Agents and the property of Tenant and of Tenant's Agents from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Project Costs and paid by Tenant in the manner set forth in Section7.1.

         THIS LEASE is effective as of the date the last signatory necessary to execute this Lease shall have executed this Lease.

                                 "LANDLORD"

                                 Birtcher Property Services as Manager for
                                 Scripps Jack, Ltd., a California corporation

                                 By:    /s/ Michael S. Buzar
                                        ----------------------------------------
                                 Name:  Michael S. Buzar

                                 Title: Senior Vice President

                                 Date:  November 13, 1996


                                 By:     /s/ Linda L. Bettini
                                         ---------------------------------------
                                 Name:   Linda L. Bettini, CPM

                                 Title:  Vice President

                                 Date:   November 13, 1996


                                 "TENANT"

                                  Agouron Pharmaceuticals, Inc., a California corporation

                                  By:    /s/ Glenn Zinser
                                         ---------------------------------------
                                  Name:  Glenn Zinser

                                  Title: Vice President, Operations

                                  Date:       November 8, 1996


                                  By:    /s/ Gary Friedman
                                         ---------------------------------------
                                  Name:  Gary E. Friedman, Esq.

                                  Title: Vice President and General Counsel

                                  Date:  November 8, 1996

                                   EXHIBIT "A"
                           DESCRIPTION OF THE PREMISES

                            (DIAGRAM LAYOUT OMITTED)

                                   EXHIBIT "B"

                              PROPERTY DESCRIPTION



The "Property" is that real property development known as Scripps-Sorrento Building, located at 4245 Sorrento Valley Blvd., San Diego, California.

The Property is further described as that certain improved real property, a diagram of which is attached as part of this exhibit, and which is described more particularly as: Parcel 1 of Parcel Map #12377 in the City of San Diego, County of San Diego, State of California, filed in the office of The County Recorder of San Diego County on October 18, 1982.

                                   EXHIBIT "C"

                                   WORK LETTER


THIS WORK LETTER AGREEMENT ("Workletter") is executed simultaneously with that certain Lease dated October 17, 1996 between Scripps Jack, Ltd., a California limited partnership, as Landlord, and Agouron Pharmaceuticals, Inc., as Tenant relating to demised premises ("Premises"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Workletter, shall have the respective meanings assigned to them in the Lease.

For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

1. Delivery of Premises. Landlord delivered the Premises to Tenant pursuant to the Lease and Tenant accepted the Premises in its "as is" condition, except for latent structural defects and Landlord's Construction Obligations as defined herein.

2. Work. Tenant, at its sole cost and expense, shall perform or cause to be performed the work (the "Work") in the Premises provided for in the Plans (as defined in Paragraph 3 hereof) submitted to and approved by Landlord, provided, however, that Tenant's work shall not include Tenant's furniture, furnishings, equipment or other interior decor. Tenant's Work shall be constructed in a good and workmanlike fashion, in accordance with the requirements set forth herein and in compliance with all applicable laws, ordinances, rules and other governmental requirements. Tenant shall commence the construction of the Work promptly following completion of the preconstruction activities provided for in Paragraph 3 below and shall diligently proceed with all such construction. Tenant shall coordinate its work so as to avoid interference with any work being performed by or on behalf of Landlord and other tenants in the Project.

3.       Preconstruction Activities.

         (a) As soon as reasonably possible, but in no event later than November 30, 1996, Tenant shall submit the following information and items to Landlord:

                        (i) a detailed construction schedule containing the major components of the Work and the time required for each, including the scheduled commencement date of construction of the Work, milestone dates and the estimated date of completion of construction;

                        (ii) an itemized statement of the estimated construction cost, including permit, architectural and engineering fees;

                        (iii) the names and addresses of Tenant's contractor (and the contractors' subcontractors) to be engaged by Tenant for the Work (collectively "Tenant's Contractors"). Landlord has approved David Begent & Co., Inc. as the contractor engaged by Tenant for the Work.

                        (iv) certificates of insurance as hereinafter described. Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord;

                        (v) the Plans for the Work, which Plans shall be subject to Landlord's approval in accordance with Paragraph 3(b) below.


Tenant will update such information and items by notice to Landlord of any changes.

         (b) As used herein, the term "Plans" shall mean the full and detailed final architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, mechanical and electrical working drawings for the Work). The Plans shall be subject to the approval of all local governmental authorities requiring approval, if any. Landlord has given its approval of preliminary architectural drawings dated October 10, 1996 (SL-001; K-01a, -01b, -01c, -0d; K-02, 02a, -02b, -02c, -02d; K-03a, -03b, -03c, 03d;
k-04a) and the basis of design dated October 29,1996 (collectively the "Design Plan"). It is the intention of the parties that the Plans will reflect the design set forth in the Design Plan, and that completed Plans which are consistent with the Design Plan shall be deemed approved by the Landlord. If changes are required to the Plans submitted by Tenant, (for example, if the Plans differ from the Design Plan) Tenant shall, within three (3) days thereafter, submit to Landlord for its approval the proposed revised Plans as amended in accordance with the changes so required. The Plans shall also be revised, and the Work shall be changed, to incorporated any work required in the Premises by and local governmental field inspector. Landlord's approval of the Plans shall in no way be deemed to be acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinance, regulations or other governmental requirements or a representation or warranty that the Plans are adequate for any purpose. Landlord agrees that changes mandated solely by governmental authorities shall be acceptable and shall not require any further Landlord approval so long as such changes are implemented without adversely altering the Building's structure and in a manner reasonably acceptable to Landlord.

                   (c) No Work shall be undertaken or commenced by Tenant in the Premises until:

                        (i) the Plans have been submitted to and approved by Landlord, except that Tenant can begin demolition prior to final Plan approval;

                        (ii) all required insurance coverages have been obtained by Tenant. (Failureof Landlord to receive evidence of such coverage upon commencement of the Work shall not waive Tenant's obligations to obtain such coverages.);

                        (iii) items required to be submitted to Landlord prior to commencement of construction of the Work have been so submitted and have been approved, where required;

                        (iv) Landlord has given written notice that the Work can proceed.

4. Delay. In the event Tenant fails to deliver or deliver in sufficient and accurate detail the information required under Paragraph 3 on or before the respective dates specified in said Paragraph, or in the event Tenant, for any reason, fails to complete the Work on or before the scheduled Commencement Date of the term of the Lease, Tenant shall be responsible for rent and all other obligations as set forth in the Lease from the Commencement Date under the Lease, regardless of the degree of completion of the Work on such date, and no such delay in completion of the Work shall relieve Tenant of any of its obligations under said Lease.

6.  Change  Orders.  All  delays  caused  by  Tenant-initiated   change  orders,
including, without limitation, any stoppage of work during the change order review process, are solely the responsibility of Tenant and shall cause no delay in the commencement of the Lease or the rental and other obligations therein set forth.

7. Standards of Design and Construction and Conditions of Tenant's Performance. All work done in or upon the Premises by Tenant shall be done according to the standards set forth in this Paragraph 7, except as the same may be modified in the Plans approved by or on behalf of Landlord and Tenant.

         (a) Tenant's Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards. Approval by Landlord of the Plans shall not constitute a waiver of this requirement or assumption by Landlord of responsibility for compliance. Where several sets of the foregoing laws, codes and standards must be met, the strictest shall apply where not prohibited by another law, code or standard.

         (b) Tenant shall obtain, at its own cost and expense, all required building permits and, when construction has been completed, shall obtain, at its own cost and expense, an occupancy permit for the Premises, a copy of which permit shall be delivered to Landlord.

         (c) Tenant's Contractors shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors and with other contractors and subcontractors in the Building. All work shall be coordinated with any other construction or other work in the Building or Project in order not to affect adversely construction work being performed by or for Landlord, it being understood that, in the event of any conflict, Landlord and its contractors and subcontractors shall have priority over Tenant and Tenant's Contractors.

         (d) Landlord shall have the right, but not the obligation, to perform on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any work (i) which Landlord deems to be necessary on an emergency basis, (ii) which pertains to structural components, building systems or the general utility systems for the Building, or(iii) which pertains to the erection of temporary safety barricades or signs during construction.

         (e) Tenant shall use only new, first-class materials in the Work, except where explicitly shown otherwise in the Plans approved by Landlord and Tenant. Tenant shall obtain warranties of at least one (1) year's duration from the completion of the Work against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of the Work.

         (f) Tenant and Tenant's Contractors shall comply with all reasonable rules and regulations existing from time to time at the Project. Construction equipment and materials are to be kept within the Premises, and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall direct.

         (g) Landlord shall have the right to order Tenant or any of Tenant's Contractors who violate the requirements imposed on Tenant or Tenant's Contractors in performing work to cease work and remove its equipment and employees from the Building or Project. No such action by Landlord shall delay the commencement of the Lease or the rental and other obligations therein set forth.

         (h) Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building's or Project's waste containers.

         (i) Tenant shall permit access to the Premises, and the Work shall be subject to inspection, by Landlord and Landlord's architects, engineers, contractors and other representatives at all times during the period in which the Work is being constructed and installed and following completion of the Work.

         (j) Tenant shall proceed with its work expeditiously, continuously and efficiently, and shall use its best efforts to complete the same as soon as reasonably possible. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord with such further documentation as may be necessary under Paragraphs 9 below.

         (k) Tenant shall furnish to Landlord "as-built" drawings of the Work within thirty (30) days after completion of the Work.

         (l) Tenant shall impose on and enforce all applicable terms of this Workletter against Tenant's architect and Tenant's Contractors.

8.       Insurance and Indemnification.

         (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause Tenant's Contractors to secure, pay for and maintain during the continuance of construction and fixturing work within the Building or Premises, insurance in the following minimum coverages and limits of liability:

                  (i) workers' compensation and employers' liability insurance with limits of not less than $500,000.00, or such higher amounts as may be required from time to time by any employee benefit acts or other statutes applicable where the work is to be performed, and in any event sufficient to protect Tenant's Contractors from liability under the aforementioned acts;

                  (ii) comprehensive or commercial general liability insurance (including contractors' protective liability) in an amount not less than $2,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of not less than $10,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them;

                  (iii) comprehensive automobile liability insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired or nonowned, in an amount not less than $500,000.00 for each person in one accident and $1,000,000.00 for injuries sustained by two or more persons in any one accident, and property damage liability in an amount not less than
$1,000,000.00 for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them;

                  (iv) "all risk" builder's risk insurance upon the entire Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include "all risk" builder's risk insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief. If portions of the Work are stored off the site of the Building or in transit to said site are not covered under said "all risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Work. Any loss insured under said "all risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord as trustee for the insureds, as their interests may appear.

All policies (except the workers' compensation policy) shall be endorsed to include as additional insured parties Landlord, the Mortgagees, and the Additional Insureds named in Item 16 of the Basic Lease Provisions The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workers' compensation policy) to be obtained by Tenant pursuant to this Paragraph. The insurance policy endorsements shall also provide that all additional insured parties shall be given thirty (30) days' prior written notice of any cancellation or nonrenewal of coverage (except that ten
(10) days' notice shall be sufficient in the case of cancellation for nonpayment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.

         (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law Tenant agrees to indemnify, protect, defend and hold harmless Landlord, Landlord's contractors and Landlord's architects and their partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant's Contractors into the Project, the Building and the Premises, including, without limitation, mechanics' liens or the cost of any repairs to the Premises, Building or Project necessitated by activities of Tenant or Tenant's Contractors and bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees or licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.

9.       Landlord's Contribution; Excess Amounts.

         (a) Upon completion of the work, Tenant shall furnish Landlord with final waivers of liens and contractors' affidavits, in such form as may be required by Landlord, from all parties performing labor or supplying materials or services in connection with the Work showing that all of said parties have been compensated in full and waiving all liens in connection with the Premises and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant's total construction costs, together with such evidence of payment as is reasonably satisfactory to Landlord.

         (b) Upon completion of the Work and Tenant's satisfaction of all requirements set forth herein, Landlord shall make a dollar contribution in the amount of Three Hundred Ninety Five Thousand Dollars ($395,000.00)("Landlord's Contribution") for application to the extent thereof to the cost of the Plans and the Work. If such costs of the Plans and the Work and exceeds Landlord's Contribution, Tenant solely shall have responsibility for the payment of such excess cost. If the cost of the Plans, and the Work is less than Landlord's Contribution, Landlord shall be entitled to retain such excess amount. Notwithstanding anything herein to the contrary, Landlord may deduct from Landlord's Contribution any amounts due to Landlord or its architects or engineers under this Workletter.

         10. Miscellaneous.

         (a) Except as expressly set forth herein or in the Lease, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Premises.

         (b) If the Plans for the Work require the construction and installation of more fire hose cabinets or telephone/electrical closets than the number provided in the core of the Building in which the Premises are located, then Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional fire hose cabinets or telephone/electrical closets.

         (c) Time is of the essence under this Workletter.

         (d) Any person signing this Workletter on behalf of Landlord and/or Tenant warrants and represents he has authority to do so.

         (e) If Tenant fails to make any payment relating to the Work as required hereunder, Landlord, at its option, may complete the work pursuant to the approved Plans and continue to hold Tenant liable for the costs thereof and all other costs due to Landlord. Tenant's failure to pay any amounts owed by Tenant hereunder when due or Tenant's failure to perform its obligations hereunder shall also constitute a default under the Lease, and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.

         (f) Notices under this Workletter shall be given in the same manner as under the Lease.

         (g) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be limited to and enforceable solely against Landlord's interest in the Building.

         (h) The headings set forth herein are for convenience only.

         (i) This Workletter sets forth the entire agreement of Tenant and Landlord regarding the Work. This Workletter may only be amended if in writing and duly executed by both Landlord and Tenant.

  IN WITNESS WHEREOF, this Workletter is executed as of the date and year first written above.


                                 "LANDLORD"

                                 Birtcher Property Services as Manager for
                                 Scripps Jack, Ltd., a California corporation

                                 By:    /s/ Michael S. Buzar
                                        ----------------------------------------
                                 Name:  Michael S. Buzar

                                 Title: Senior Vice President

                                 Date:  November 13, 1996


                                 By:     /s/ Linda L. Bettini
                                         ---------------------------------------
                                 Name:   Linda L. Bettini, CPM

                                 Title:  Vice President

                                 Date:   November 13, 1996


                                 "TENANT"

                                  Agouron Pharmaceuticals, Inc., a California corporation

                                  By:    /s/ Glenn Zinser
                                         ---------------------------------------
                                  Name:  Glenn Zinser

                                  Title: Vice President, Operations

                                  Date:       November 8, 1996


                                  By:    /s/ Gary Friedman
                                         ---------------------------------------
                                  Name:  Gary E. Friedman, Esq.

                                  Title: Vice President and General Counsel

                                  Date:  November 8, 1996

                                   EXHIBIT "D"
                          COMMENCEMENT DATE MEMORANDUM



TO:                                                           DATED:___________


     "Tenant"

Re:  Office Lease dated ________________________, 19___, by and between _______
_______________________________________, as Landlord, and _____________________,
as Tenant (the "Lease").

     Please acknowledge that the Commencement Date of the Lease is _________, 19___ and that the Expiration Date of the Lease is _______________, 19__.

Very truly yours,



By:  ________________________

Its: ________________________

              "Landlord"


     Tenant hereby confirms the information set forth above, and further acknowledges that Landlord has fulfilled its obligations, if any, regarding the construction of Tenant's initial leasehold improvements under the above-referenced Lease.


By:  ________________________

Its: ________________________


Dated:______________________, 19__

             "Tenant"

                                   EXHIBIT "E"
                           ADJUSTMENT TO MONTHLY RENT




                                                               Monthly Rent
                                                            per Square Foot
                                                                Of Gross
                  Period                                      Building Area
                  ------                                    -----------------

May 15,1997 through and including December 31, 1997               $1.45

January 1, 1998 through and including December 31, 1998           $1.49

January 1, 1999 through and including December 31, 1999           $1.54

January 1, 2000 through and including December 31, 2000           $1.58

January 1, 2001 through and including December 31, 2001           $1.63



                                    EXHIBIT F
                              RULES AND REGULATIONS


                  This Exhibit sets forth the rules and regulations governing Tenant's use of the Premises leased to Tenant pursuant to the terms, covenants and conditions of the Lease to which this Exhibit is attached and therein made part thereof. Unless otherwise defined, capitalized terms used herein shall have the same meaning as set forth in the Lease. In the event of any conflict or inconsistency between this Exhibit and the Lease, the Lease shall control.

                  1. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

                  2. The walls, walkways, sidewalks, entrance passages, courts and vestibules shall not be obstructed or used for any purpose other than ingress and egress of pedestrian travel to and from the Premises, and shall not be used for loitering or gathering, or to display, store or place any merchandise, equipment or devices, or for any other purpose. The walkways, entrance passageways, courts, vestibules and roof are not for the use of the general public and Landlord shall retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing therein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities.

                  3. No awning or other projection shall be attached to the outside walls of the Building. No security bars or gates shall be installed without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord, which consent shall not be unreasonably withheld.

                  4. Tenant shall not in any way deface any part of the Premises or the Building. The expense of repairing any damage resulting from a violation of this rule shall be borne by the Tenant.

                  5. The toilet rooms, urinals, wash bowls and other plumbing apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance or any kind whatsoever shall be thrown therein. The expense for any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant.

                  6. The Premises shall not be used for manufacturing, offices or the storage of merchandise except as the same me be incidental to the permitted use of the Premises. No exterior storage shall be allowed at any time without prior written approval of Landlord. The Premises shall not be used for cooking or washing clothes without the prior written consent of Landlord, or for lodging or sleeping or for any illegal purposes.

                  7. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with the neighboring building or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, machinery, or otherwise.

                  8. Tenant shall not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the prior written consent of Landlord. Landlord shall have the right to prohibit any advertisement by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Project or its desirability for its intended use, and upon written notice from Landlord Tenant shall refrain from or discontinue such advertising.

                  9. Canvassing, soliciting, peddling, parading, picketing, demonstrating or otherwise engaging in any conduct that unreasonably impairs the value or use of the Premises or the Project are prohibited and Tenant shall cooperate to prevent the same.

                  10. All equipment of any electrical or mechanical nature shall be placed by Tenant on the Premises, in settings approved by Landlord in writing, in such a way as to best minimize, absorb and prevent any vibration, noise or annoyance. No Equipment of any type shall be [placed on the Premises which in Landlord's opinion exceeds the load limits of the floor or otherwise threatens the soundness of the structure or improvements of the Building.

                  11. No aerial antenna shall be erected on the roof or exterior of the Premises, or on the rounds, without in each instance the prior written consent of Landlord. Any aerial antenna so installed by or on behalf of Tenant without such written consent shall be subject to removal by Landlord at any time without prior notice at the expense of Tenant, and Tenant shall upon Landlord's demand pay a removal fee to Landlord of not less than $200.00.

                  12. The entire Premises, including vestibules, entrances, doors, fixtures, windows and plate glass, shall at all times be maintained in a safe, neat and clean condition by Tenant. All trash, refuse and wastes materials shall be regularly removed from the Premises by Tenant and placed in the containers at the locations designated by Landlord for refuse collection. All cardboard boxes must be "broken down" prior to being placed in the trash containers. All Styrofoam chips must be bagged or otherwise contained prior to placement in the trash containers, so as not to constitute a nuisance. Pallets may not be disposed of in the trash containers or enclosures. The burning of trash, refuse or waste materials is prohibited.

                  13. Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord and Tenant determine necessary.

                  14. Tenant shall not change locks or install other locks on doors of the Premises, without the prior written consent of Landlord. In the event of loss of any keys furnished by Landlord for Tenant, Tenant shall pay to Landlord the cost thereof.

                  15. No person shall enter or remain within the Project while intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the Project any person who, in the absolute discretion of Landlord, is under the influence of liquor or drugs.

                  Tenant agrees to comply with all such Rules and Regulations. Should Tenant not abide by these Rules and Regulations, Landlord may serve a three (3) day notice to correct the deficiencies. If Tenant has not corrected the deficiencies by the end of the notice period, Tenant will be in default of the Lease, and Landlord and/or its designee shall have the right, without further notice, to cure the violation at Tenant's expense.

                  Neither Landlord nor Landlord's Agents or any other person or entity shall be responsible to Tenant or to any other person for the ignorance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition precedent, waivable only by Landlord, to Tenant's occupancy of the Premises.

                               RIDER NO.1 TO LEASE
                             DATED October 25, 1996
                                 BY AND BETWEEN
              Scripps Jack, Ltd., a California limited partnership,
             AS LANDLORD Agouron Pharmaceuticals, Inc., a California
                             corporation, AS TENANT

This Rider, dated as of October 17, 1996, is attached to and made a part of the above-described lease (the "Lease") between the above-named Landlord and Tenant. Except as otherwise set forth in this Rider, all terms used in this Rider shall have the same meaning as when used in the foregoing portion of the Lease. To the extent of any inconsistencies between the foregoing provisions of the Lease and the provisions of this Rider, the former are hereby amended.

OPTION TO EXTEND

         (a) Option. Tenant shall have the right to extend the Term of the Lease for a period of sixty (60) months (the "Extension Period"), provided that Tenant
(i) is not in actual default under any provision of the Lease, (ii) is occupying substantially all of the Premises, and (iii) has not assigned or subleased any portion of the Premises, unless otherwise approved by Landlord in other such assignment or sublease agreements.

         (b) Exercise of Option. Tenant shall exercise its right to extend the Lease Term only by delivering written notice to Landlord or Tenant's desire to so extend the Lease Term no greater than 270 days nor less than 180 days prior to the commencement of each Extension Period (the "Extension Notice").

         (c) New Lease Or Extension Amendment. Upon receipt of the Extension Notice, Landlord shall prepare and deliver to Tenant an amendment to this Lease (the "Extension Amendment") or, if Landlord is then utilizing a form of lease different from this Lease, Landlord shall deliver to Tenant a new lease (the "New Lease"). The Extension Amendment or New Lease shall provide for a Monthly Rental equal to the fair market rental for the Premises determined by Landlord according to the rental then being charges for comparable space within the Sorrento Mesa area. Fair market rental as used above shall include increases from the initial option rental which are typically included in leases negotiated at that time.

         (d) Objection to Landlord's Determination of Fair Market Rental. If Tenant objects to Landlord's determination of the fair market rental for the Premises, Landlord shall appoint a qualified Commercial Real Estate profession with at least ten (10) years of experience to appraise the Premises (the "Landlord's Appraisal") for the purpose of determining the fair market rental. The Landlord's Appraisal shall be the fair market rental for the purpose of determining the Monthly Rental during the Extension Period. Tenant shall (i) within five (5) days after the receipt of written notice of the Landlord's Appraisal employ and pay an MAI appraiser to determine the fair market rental for the Premises (the "Tenant's Appraisal"), and (ii) within twenty (20) days thereafter, submit to Landlord, Tenant's Appraisal together with a written summary of the methods used and data collected to make such determination. If Landlord's Appraisal and Tenant's Appraisal differ by (i) less than ten percent (10%), the greater of the two shall be the fair market rental for the Premises or (ii) more than ten percent (10%), Landlord and Tenant shall promptly instruct its appraiser to jointly appoint a third MAI appraiser to determine the fair market rental for the Premises (the "Third Appraisal"). Landlord and Tenant shall each pay one-half (1/2) of the expenses of the Third Appraisal. The appraisal among the three (3) that is furthest from the median of all of the appraisals shall be disregarded and the average of the other two shall be the fair market rental for the Premises and binding upon Landlord and Tenant. Until appraisal procedures are final, Landlord and Tenant shall abide by the provisions of the Extension Amendment or New Lease. Notwithstanding anything to the contrary herein, by giving written notice to Landlord within five (5) days of determination of the fair market rental by the appraiser(s), Tenant may withdraw the exercise of its option and pay the Landlord's share of appraisal fees, in which case the Lease Term shall terminate upon the Expiration Date.

         (e) Time is of the Essence. Time shall be of the essence regarding all the periods set forth above for the exercise of the option, execution of the Extension Amendment or New Lease and the objection to the determination of the fair market rental for the Premises. The failure of Tenant to timely exercise the option as provided in paragraphs (b) and (c) above shall cause this option to automatically cease and terminate, and, in such event, this Lease shall terminate without extension. If Tenant or Landlord fail to timely comply with the provisions of paragraph (d), the Non-Complying Party shall be deemed to have accepted the fair market rental as determined by the Complying Party.

         (f) It is understood and agreed that this option to extend is personal to Agouron Pharmaceuticals, Inc., a California corporation, and is not transferable; in the event of any assignment or subleasing of any or all of the Premises, this option to extend shall be null and void.

                             SIGNTURE PAGE FOLLOWS

                                 "LANDLORD"

                                 Birtcher Property Services as Manager for
                                 Scripps Jack, Ltd., a California corporation

                                 By:    /s/ Michael S. Buzar
                                        ----------------------------------------
                                 Name:  Michael S. Buzar

                                 Title: Senior Vice President

                                 Date:  November 13, 1996


                                 By:     /s/ Linda L. Bettini
                                         ---------------------------------------
                                 Name:   Linda L. Bettini, CPM

                                 Title:  Vice President

                                 Date:   November 13, 1996


                                 "TENANT"

                                  Agouron Pharmaceuticals, Inc., a California corporation

                                  By:    /s/ Glenn Zinser
                                         ---------------------------------------
                                  Name:  Glenn Zinser

                                  Title: Vice President, Operations

                                  Date:       November 8, 1996


                                  By:    /s/ Gary Friedman
                                         ---------------------------------------
                                  Name:  Gary E. Friedman, Esq.

                                  Title: Vice President and General Counsel

                                  Date:  November 8, 1996